                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               October 16, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

On October 16, 2002, the Registrant issued a news release announcing its financial results for the three and nine month periods ended September 30, 2002. This news release, dated October 16, 2002, and the Registrant's Quarterly Financial Supplement is attached as Annex A to this Item 9.

On October 16, 2002, the Registrant also included on its website at www.nationalcity.com the news release and Quarterly Financial Supplement.

Annex A is incorporated herein by reference and has been furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     National City Corporation
                                     ------------------------------------
                                              (Registrant)


Dated: October 16, 2002              By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel

                                                                        ANNEX A
[NATIONAL CITY LETTERHEAD]

                                                                  NEWS RELEASE

FOR MORE INFORMATION CONTACT:

     Derek Green                                 Doug Draper
     Investor Relations                          Media Relations
     (216) 222-9849                              (216) 222-2929


         www.nationalcity.com                        FOR IMMEDIATE RELEASE
         --------------------


                  NATIONAL CITY REPORTS THIRD QUARTER EARNINGS
                  --------------------------------------------

    - THIRD QUARTER NET INCOME OF $374.2 MILLION; EARNINGS PER SHARE OF $.61

    - NINE MONTHS NET INCOME TOPS $1.2 BILLION; EARNINGS PER SHARE OF $1.97

    - STRONG CORE DEPOSIT, CONSUMER LOAN, AND MORTGAGE GENERATION

    - MANAGEMENT CONFIRMS EARNINGS GUIDANCE FOR 2002

         CLEVELAND, October 16, 2002--National City Corporation (NYSE: NCC) today reported third quarter 2002 net income of $374.2 million, or $.61 per diluted share, up from $356.6 million, or $.58 per diluted share in the third quarter of 2001. Returns on average common equity and assets were 18.1% and 1.47%, respectively.

         For the nine months ended September 30, 2002, net income was $1.21 billion, or $1.97 per diluted share, up from $1.04 billion, or $1.70 per diluted share for the corresponding period in 2001. Returns on average common equity and assets were 20.6% and 1.62%, respectively.

CHAIRMAN'S COMMENTS

          Chairman and CEO David A. Daberko commented, "We've been operating in a much tougher environment in the second half of 2002 than many of us were anticipating at the start of the year. However, our balanced and diversified business mix, and strong risk management disciplines


                                     (more)
have helped us navigate through some very trying market conditions. Consumer deposit gathering and mortgage-related businesses continued to perform very well, reflecting both significant investments in those businesses and market conditions. While the strength in the mortgage business has exceeded our earlier expectations, continued weakness in the economy and the further decline in the equity markets are adversely affecting the corporate banking and asset management businesses, respectively. Credit quality is also improving at a slower pace than we had been anticipating. Although net charge-offs have continued to decline, prolonged economic weakness is beginning to strain both consumers and corporations. In that light, we believe it prudent to build loan loss reserves."

         Daberko concluded, "The recent First Call consensus earnings estimate for National City was $2.58 per share for the full year 2002. Taking both the actual nine months results and the current environment into account, we are comfortable with that estimate. The major variables likely to affect near-term performance are potential volatility in the mortgage business and credit quality."

NET INTEREST INCOME AND MARGIN

         Tax-equivalent net interest income was $978.9 million for the third quarter, up 8% from 2001's third quarter, and net interest margin was 4.34%, versus 4.20% in 2001. For the first nine months, tax-equivalent net interest income was $3.0 billion, up 17% from the prior year, and net interest margin was 4.38%, versus 4.04% in 2001. The margin improvement in 2002 resulted from a more favorable asset mix and lower funding costs, aided by strong core deposit growth. The wider margin, coupled with earning asset growth driven mainly by strong mortgage volumes, led to the increase in net interest income over the corresponding periods in 2001.

DEPOSIT AND LOAN GROWTH

         Average core deposits were up 10% in the third quarter over the prior year, and up 4% from the second quarter, continuing a sequential quarterly growth trend that began in the fourth quarter of





                                     (more)

2000. Customer acquisition, net new account volume, satisfaction indicators, and service quality measurements continued to trend favorably. Commercial loan activity remained sluggish, but consumer loan volumes, particularly mortgage and home equity, continued to show strength.

FEES AND OTHER INCOME

         Fees and other income for the third quarter of 2002 were $620.6 million, up 4% from the third quarter of 2001. For the first nine months of 2002, fees and other income were $2.0 billion, up 9% from 2001. Contributing to the growth in 2002 were mortgage banking revenue, reflecting a very strong mortgage origination market, and deposit service charges, reflecting the continued growth in deposits and cash management products. These positive items were partially offset by weaker asset management revenue in the face of a declining equity market.

         Third quarter 2002 fee income included a $17.2 million loss recognized upon revaluing certain principal investments, versus a $5.8 million loss in the year-earlier period. Fee income for the first nine months of 2002 included gains from credit card and automobile securitizations amounting to $50.1 million, versus $20.6 million in the comparable 2001 period. Fee income for the first nine months of 2001 also included a gain of $88.8 million from the sale of a preferred stock interest in a former asset management subsidiary in the second quarter.

BANK STOCK INVESTMENT RESULTS

         The Corporation realized no gains or losses from its bank stock investments in the third quarter of 2002, versus $21.1 million of gains a year earlier. Net unrealized losses in the bank stock fund portfolio were $39.5 million at September 30, 2002 and are included in stockholders' equity.

NONINTEREST EXPENSE

         Noninterest expense was $870.2 million for the third quarter, compared to $815.5 million for the third quarter of 2001. For the first nine months, noninterest expense was $2.7 billion, compared to $2.5 billion for the same period in 2001. Noninterest expense for 2002 reflects higher personnel,


                                     (more)
processing, and operational costs associated with business volumes and various brand development, technology, and service quality initiatives.

         Included in other noninterest expense for the third quarter was a charge of $15.9 million associated with the consolidation of a special purpose entity formerly held off balance sheet, which will be dissolved in the fourth quarter. The third quarter also included a charge of $26 million to accelerate the amortization of certain low-income housing and historic tax credit investments. The quarter also included $10 million of tax credits related to these investments. For the first nine months, noninterest expense also included a $52.8 million second quarter 2002 charge arising from the donation of appreciated investment securities to the Corporation's charitable foundation, and charges to reduce the estimated value of automobile lease residuals amounting to $50.9 million and $54.0 million for 2002 and 2001, respectively. In addition, the adoption of a new accounting standard for goodwill and intangible asset amortization at the beginning of 2002 reduced noninterest expense by $16.6 million and $49.2 million for the third quarter and first nine months, respectively, as compared to 2001, with a resulting benefit to earnings per share of approximately $.07 for the first nine months of 2002.

CREDIT QUALITY

         Net charge-offs equaled .69% of average portfolio loans in the third quarter of 2002 and .85% for the first nine months. At September 30, 2002, the allowance for loan losses stood at $1.1 billion, or 1.52% of loans, compared to $997.3 million, or 1.47% of loans at December 31, 2001, and $1.0 billion, or 1.46% of loans a year earlier. The increase in the allowance is primarily attributable to concerns about the effects of ongoing economic weakness on the loan portfolio. At September 30, 2002, nonperforming assets were $852.1 million, compared to $658.3 million at December 31, 2001 and $648.9 million at September 30, 2001. As a percentage of period-end loans and other real estate,



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
nonperforming assets were 1.20% at September 30, 2002, compared to .97% at December 31, 2001 and .94% a year ago.

BALANCE SHEET

         At September 30, 2002, total assets were $109.3 billion, and total stockholders' equity was $8.2 billion. Total assets included approximately $2.0 billion of investment-grade securities and $679 million of commercial loans associated with a commercial paper conduit, formerly unconsolidated, that were added to the balance sheet as the result of amendments to various agreements governing the conduit. Approximately $2.7 billion of liabilities were also added to the balance sheet as the result of that transaction. Equity as a percentage of assets was 7.46%, and tangible common equity as a percentage of tangible assets was 6.47%. Total deposits were $60.6 billion, including core deposits of $54.4 billion.

         Daberko's remarks, as well as other portions of this release, contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, the Corporation's ability to execute its business plans, and other factors as described in National City's periodic filings with the Securities and Exchange Commission. These documents are available at no cost from the Commission's website at www.sec.gov or from National City. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         Daberko, along with Jeffrey D. Kelly, Chief Financial Officer, and Robert J. Ondercik, Chief Credit Officer, will host a conference call today at 1:00 p.m. (ET) to discuss the third quarter earnings results and the outlook for the remainder of the year. Interested parties may access the conference call by dialing 1-800-553-5275. The conference call and supplemental materials will also




                                     (more)
be accessible via the Company's website. The call will be open to the public with both media and individual investors invited to participate in a listen-only mode. Participants are asked to call in 15 minutes early to register for the event.

         A replay of the conference call will be available today at 6:15 p.m.
(ET), until midnight on October 21, 2002. The recording will be accessible at www.nationalcity.com and by telephone at 1-800-475-6701 (international 1-320-365-3844), passcode 605336.

         National City Corporation, headquartered in Cleveland, Ohio, is one of the nation's largest financial holding companies. The company operates through an extensive distribution network in Ohio, Indiana, Illinois, Kentucky, Michigan, and Pennsylvania, and also serves customers in selected markets nationally. Its primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and payment processing.














                                     (more)

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                             2002                2001
                                                                             ----                ----
                                                              3RD QTR       2ND QTR     1ST QTR      4TH QTR
                                                              -------       -------     -------      -------
EARNINGS
Tax-equivalent interest income                               $  1,450.7   $  1,443.7   $  1,511.4   $  1,523.4
Interest expense                                                  471.8        473.3        506.1        570.7
                                                             ----------   ----------   ----------   ----------
Tax-equivalent net interest income                                978.9        970.4      1,005.3        952.7
Provision for loan losses                                         169.2        165.5        188.6        209.0
                                                             ----------   ----------   ----------   ----------
Tax-equivalent NII after provision for loan losses                809.7        804.9        816.7        743.7
Fees and other income                                             620.6        729.3        690.9        655.3
Securities gains, net                                                .2         44.0         53.5         18.5
Noninterest expense                                               870.2        973.9        874.9        884.3
                                                             ----------   ----------   ----------   ----------
Income before taxes and tax-equivalent adjustment                 560.3        604.3        686.2        533.2
Income taxes                                                      178.3        203.8        232.3        178.3
Tax-equivalent adjustment                                           7.8          7.7          7.8          8.3
                                                             ----------   ----------   ----------   ----------
Net income                                                   $    374.2   $    392.8   $    446.1   $    346.6
                                                             ==========   ==========   ==========   ==========
Tax-equivalent effective tax rate                                  33.2%        35.0%        35.0%        35.0%

PER COMMON SHARE
Net income:

    Basic                                                    $      .61   $      .65   $      .73   $      .57
    Diluted                                                         .61          .63          .73          .57
Dividends paid                                                     .305         .295         .295         .295
Book value                                                        13.32        13.02        12.61        12.15
Market value (close)                                              28.53        33.25        30.76        29.24
Average shares:
    Basic                                                         611.6        609.3        607.8        606.9
    Diluted                                                       617.9        616.8        614.0        613.0

PERFORMANCE RATIOS
Return on average common equity                                   18.06%       19.98%       24.03%       18.76%
Return on average total equity                                    18.06        19.98        24.03        18.75
Return on average assets                                           1.47         1.61         1.77         1.40
Net interest margin                                                4.34         4.42         4.36         4.25
Efficiency ratio                                                  54.40        57.30        51.58        55.00

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
     Pretax                                                          --           --           --   $     16.5
     After tax                                                       --           --           --         14.1
Noninterest expense - adjusted                               $    870.2   $    973.9   $    874.9        867.8
Net income - adjusted                                             374.2        392.8        446.1        360.7
Diluted net income per common share - adjusted                      .61          .63          .73          .59

Pro forma increase to diluted net income per common share            --           --           --          .02

CREDIT QUALITY STATISTICS

Net charge-offs                                              $    119.9   $    135.0   $    181.4   $    147.6
Provision for loan losses                                         169.2        165.5        188.6        209.0
Loan loss allowance                                             1,079.8      1,030.5      1,000.0        997.3
Nonperforming assets                                              852.1        793.2        715.6        658.3
Annualized net charge-offs to average portfolio loans               .69%         .80%        1.08%         .85%
Loan loss allowance to period-end portfolio loans                  1.52         1.50         1.47         1.47
Loan loss allowance to nonperforming assets                      144.44       146.42       153.84       167.90
Loan loss allowance to annualized net charge-offs                227.03       190.26       135.90       170.37
Nonperforming assets to period-end portfolio loans and OREO        1.20         1.15         1.05          .97

                                                                                                         NINE MONTHS ENDED
                                                                                                           SEPTEMBER 30,
                                                                                                           -------------
                                                               3RD QTR     2ND QTR       1ST QTR         2002         2001
                                                               -------     -------       -------         ----         ----
EARNINGS
Tax-equivalent interest income                               $  1,623.0   $  1,634.0   $  1,667.7   $  4,405.8   $  4,924.7
Interest expense                                                  717.7        799.0        888.5      1,451.2      2,405.2
                                                             ----------   ----------   ----------   ----------   ----------
Tax-equivalent net interest income                                905.3        835.0        779.2      2,954.6      2,519.5
Provision for loan losses                                         160.0        152.9         83.4        523.3        396.3
                                                             ----------   ----------   ----------   ----------   ----------
Tax-equivalent NII after provision for loan losses                745.3        682.1        695.8      2,431.3      2,123.2
Fees and other income                                             597.2        682.0        598.5      2,040.8      1,877.7
Securities gains, net                                              21.2         17.0         88.1         97.7        126.3
Noninterest expense                                               815.5        840.1        805.0      2,719.0      2,460.6
                                                             ----------   ----------   ----------   ----------   ----------
Income before taxes and tax-equivalent adjustment                 548.2        541.0        577.4      1,850.8      1,666.6
Income taxes                                                      182.9        183.0        234.2        614.4        600.1
Tax-equivalent adjustment                                           8.7          8.5          7.8         23.3         25.0
                                                             ----------   ----------   ----------   ----------   ----------
Net income                                                   $    356.6   $    349.5   $    335.4   $  1,213.1   $  1,041.5
                                                             ==========   ==========   ==========   ==========   ==========
Tax-equivalent effective tax rate                                  35.0%        35.4%        41.9%        34.5%        37.5%

PER COMMON SHARE
Net income:

    Basic                                                    $      .59   $      .58   $      .56   $     1.99   $     1.73
    Diluted                                                         .58          .57          .55         1.97         1.70
Dividends paid                                                     .295         .285         .285         .895         .865
Book value                                                        11.87        11.52        11.19
Market value (close)                                              29.95        30.78        26.75
Average shares:
    Basic                                                         605.0        601.5        600.9        609.6        602.5
    Diluted                                                       613.8        610.8        610.1        616.2        611.6

PERFORMANCE RATIOS
Return on average common equity                                   19.95%       20.47%       20.52%       20.58%       20.30%
Return on average total equity                                    19.91        20.41        20.45        20.58        20.25
Return on average assets                                           1.50         1.52         1.55         1.62         1.52
Net interest margin                                                4.20         3.98         3.92         4.38         4.04
Efficiency ratio                                                  54.27        55.38        58.43        54.43        55.96

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
     Pretax                                                  $     16.6   $     16.3   $     16.3           --   $     49.2
     After tax                                                     14.2         14.0         14.0           --         42.2
Noninterest expense - adjusted                                    798.9        823.8        788.7   $  2,719.0      2,411.4
Net income - adjusted                                             370.8        363.5        349.4      1,213.1      1,083.7
Diluted net income per common share - adjusted                      .60          .60          .57         1.97         1.77

Pro forma increase to diluted net income per common share           .02          .03          .02           --          .07

CREDIT QUALITY STATISTICS

Net charge-offs                                              $    139.1   $     92.7   $     83.2   $    436.3   $    315.0
Provision for loan losses                                         160.0        152.9         83.4        523.3        396.3
Loan loss allowance                                             1,008.4        989.9        929.7
Nonperforming assets                                              648.9        508.7        447.1
Annualized net charge-offs to average portfolio loans               .81%         .55%         .51%         .85%         .63%
Loan loss allowance to period-end portfolio loans                  1.46         1.46         1.39
Loan loss allowance to nonperforming assets                      171.85       216.75       230.12
Loan loss allowance to annualized net charge-offs                182.63       266.34       275.62       185.08       239.43
Nonperforming assets to period-end portfolio loans and OREO         .94          .75          .67

* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                ($ IN MILLIONS)

                                                                                                                  NINE MONTHS ENDED
                                                      2002                               2001                       SEPTEMBER 30,
                                                      ----                               ----                       -------------
                                         3RD QTR    2ND QTR   1ST QTR   4TH QTR   3RD QTR    2ND QTR   1ST QTR     2002      2001
                                         -------    -------   -------   -------   -------    -------   -------     ----      ----
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital*                             7.76%     7.92%      7.66%     6.99%      7.26%     7.06%     7.10%
Total risk-based capital*                  11.83     12.24      12.09     11.31      11.27     11.17     11.44
Leverage*                                   7.09      7.05       6.49      6.45       6.55      6.46      6.59
Period-end equity to assets                 7.46      8.02       7.67      6.98       7.49      7.39      7.44
Period-end tangible common
  equity to assets**                        6.47      6.93       6.58      5.94       6.32      6.16      6.19
Average equity to assets                    8.13      8.05       7.37       7.45      7.53      7.47      7.59       7.85     7.53
Average equity to portfolio loans          11.92     11.61      11.08      10.67     10.38     10.23     10.04      11.54    10.22
Average portfolio loans to deposits       112.32    114.08     111.71     113.10    116.50    115.64    122.69     112.69   118.15
Average portfolio loans to
  core deposits                           131.24    133.96     137.26     140.56    142.89    140.72    142.06     134.07   141.90
Average portfolio loans to
  earning assets                           76.59     77.37      73.37      76.88     79.52     79.93     83.03      75.76    80.76
Average securities to
  earning assets                            9.26      9.86       9.54       9.31      9.61     10.44     11.90       9.55    10.61

AVERAGE BALANCES
Assets                                  $101,107   $97,921   $102,108   $ 98,428   $94,333   $91,936   $87,611   $100,375  $91,318
Portfolio loans                           68,945    67,930     67,929     68,694    68,461    67,158    66,225     68,271   67,290
Loans held for sale or
  securitization                          11,851    10,343     15,015     11,908     8,780     7,453     3,604     12,391    6,632
Securities (at cost)                       8,336     8,660      8,834      8,322     8,276     8,768     9,491      8,607    8,840
Earning assets                            90,014    87,797     92,578     89,348    86,097    84,021    79,762     90,119   83,316
Core deposits                             52,535    50,710     49,490     48,870    47,912    47,725    46,617     50,923   47,422
Purchased deposits and
  funding                                 37,413    36,765     42,818     40,207    37,859    36,043    33,030     38,979   35,662
Common equity                              8,218     7,885      7,528      7,330     7,091     6,838     6,620      7,879    6,851
Total equity                               8,218     7,886      7,529      7,333     7,106     6,868     6,650      7,880    6,876

PERIOD-END BALANCES
Assets                                  $109,346   $99,131   $100,078   $105,817   $96,180   $94,440   $90,818
Portfolio loans                           71,032    68,674     68,089     68,041    69,279    68,004    66,673
Loans held for sale or
  securitization                          15,886     9,827     12,296     16,831     8,769     8,413     5,883
Securities (at fair value)                10,487     8,800      9,036      9,859     8,539     8,758     9,468
Core deposits                             54,428    51,763     50,196     51,895    48,447    48,107    47,738
Purchased deposits and funding            43,276    36,528     39,492     43,723    38,589    37,643    34,681
Common equity                              8,157     7,947      7,672      7,381     7,195     6,950     6,724
Total equity                               8,157     7,948      7,672      7,381     7,202     6,980     6,754

* Third quarter 2002 regulatory capital ratios are based upon preliminary data

** Excludes goodwill and other intangible assets

                        [NATIONAL CITY CORPORATION LOGO]

                                    UNAUDITED
                         QUARTERLY FINANCIAL SUPPLEMENT

                               SEPTEMBER 30, 2002

                                TABLE OF CONTENTS

Consolidated Financial Highlights                                            2-3
Consolidated Statements of Income                                              4
Consolidated Period-end Balance Sheets                                         5
Consolidated Average Balance Sheets                                            6
Selected Average Balances                                                      7
Average Balances/Net Interest Income/Rates                                  8-10
Selected Period-end Balances                                                  11
Securitized Balances                                                          12
Stockholder Data                                                              13
Capitalization                                                                14
Noninterest Income Detail                                                     15
Noninterest Expense Detail                                                    15
Salaries, Benefits, and Other Personnel Expense Detail                        16
Full-Time Equivalent Employees by Line of Business                            16
Credit Quality Statistics                                                  17-18
Retail Sales and Distribution Performance Measures                            19
Consolidated Trust Assets                                                     20
Consolidated Mortgage Banking Statistics                                   21-22
Line of Business Results                                                   23-27

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                             2002                2001
                                                                             ----                ----
                                                              3RD QTR       2ND QTR     1ST QTR      4TH QTR
                                                              -------       -------     -------      -------
EARNINGS
Tax-equivalent interest income                               $  1,450.7   $  1,443.7   $  1,511.4   $  1,523.4
Interest expense                                                  471.8        473.3        506.1        570.7
                                                             ----------   ----------   ----------   ----------
Tax-equivalent net interest income                                978.9        970.4      1,005.3        952.7
Provision for loan losses                                         169.2        165.5        188.6        209.0
                                                             ----------   ----------   ----------   ----------
Tax-equivalent NII after provision for loan losses                809.7        804.9        816.7        743.7
Fees and other income                                             620.6        729.3        690.9        655.3
Securities gains, net                                                .2         44.0         53.5         18.5
Noninterest expense                                               870.2        973.9        874.9        884.3
                                                             ----------   ----------   ----------   ----------
Income before taxes and tax-equivalent adjustment                 560.3        604.3        686.2        533.2
Income taxes                                                      178.3        203.8        232.3        178.3
Tax-equivalent adjustment                                           7.8          7.7          7.8          8.3
                                                             ----------   ----------   ----------   ----------
Net income                                                   $    374.2   $    392.8   $    446.1   $    346.6
                                                             ==========   ==========   ==========   ==========
Tax-equivalent effective tax rate                                  33.2%        35.0%        35.0%        35.0%

PER COMMON SHARE
Net income:

    Basic                                                    $      .61   $      .65   $      .73   $      .57
    Diluted                                                         .61          .63          .73          .57
Dividends paid                                                     .305         .295         .295         .295
Book value                                                        13.32        13.02        12.61        12.15
Market value (close)                                              28.53        33.25        30.76        29.24
Average shares:
    Basic                                                         611.6        609.3        607.8        606.9
    Diluted                                                       617.9        616.8        614.0        613.0

PERFORMANCE RATIOS
Return on average common equity                                   18.06%       19.98%       24.03%       18.76%
Return on average total equity                                    18.06        19.98        24.03        18.75
Return on average assets                                           1.47         1.61         1.77         1.40
Net interest margin                                                4.34         4.42         4.36         4.25
Efficiency ratio                                                  54.40        57.30        51.58        55.00

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
     Pretax                                                          --           --           --   $     16.5
     After tax                                                       --           --           --         14.1
Noninterest expense - adjusted                               $    870.2   $    973.9   $    874.9        867.8
Net income - adjusted                                             374.2        392.8        446.1        360.7
Diluted net income per common share - adjusted                      .61          .63          .73          .59

Pro forma increase to diluted net income per common share            --           --           --          .02

CREDIT QUALITY STATISTICS

Net charge-offs                                              $    119.9   $    135.0   $    181.4   $    147.6
Provision for loan losses                                         169.2        165.5        188.6        209.0
Loan loss allowance                                             1,079.8      1,030.5      1,000.0        997.3
Nonperforming assets                                              852.1        793.2        715.6        658.3
Annualized net charge-offs to average portfolio loans               .69%         .80%        1.08%         .85%
Loan loss allowance to period-end portfolio loans                  1.52         1.50         1.47         1.47
Loan loss allowance to nonperforming assets                      144.44       146.42       153.84       167.90
Loan loss allowance to annualized net charge-offs                227.03       190.26       135.90       170.37
Nonperforming assets to period-end portfolio loans and OREO        1.20         1.15         1.05          .97

                                                                                                         NINE MONTHS ENDED
                                                                                                           SEPTEMBER 30,
                                                                                                           -------------
                                                               3RD QTR     2ND QTR       1ST QTR         2002         2001
                                                               -------     -------       -------         ----         ----
EARNINGS
Tax-equivalent interest income                               $  1,623.0   $  1,634.0   $  1,667.7   $  4,405.8   $  4,924.7
Interest expense                                                  717.7        799.0        888.5      1,451.2      2,405.2
                                                             ----------   ----------   ----------   ----------   ----------
Tax-equivalent net interest income                                905.3        835.0        779.2      2,954.6      2,519.5
Provision for loan losses                                         160.0        152.9         83.4        523.3        396.3
                                                             ----------   ----------   ----------   ----------   ----------
Tax-equivalent NII after provision for loan losses                745.3        682.1        695.8      2,431.3      2,123.2
Fees and other income                                             597.2        682.0        598.5      2,040.8      1,877.7
Securities gains, net                                              21.2         17.0         88.1         97.7        126.3
Noninterest expense                                               815.5        840.1        805.0      2,719.0      2,460.6
                                                             ----------   ----------   ----------   ----------   ----------
Income before taxes and tax-equivalent adjustment                 548.2        541.0        577.4      1,850.8      1,666.6
Income taxes                                                      182.9        183.0        234.2        614.4        600.1
Tax-equivalent adjustment                                           8.7          8.5          7.8         23.3         25.0
                                                             ----------   ----------   ----------   ----------   ----------
Net income                                                   $    356.6   $    349.5   $    335.4   $  1,213.1   $  1,041.5
                                                             ==========   ==========   ==========   ==========   ==========
Tax-equivalent effective tax rate                                  35.0%        35.4%        41.9%        34.5%        37.5%

PER COMMON SHARE
Net income:

    Basic                                                    $      .59   $      .58   $      .56   $     1.99   $     1.73
    Diluted                                                         .58          .57          .55         1.97         1.70
Dividends paid                                                     .295         .285         .285         .895         .865
Book value                                                        11.87        11.52        11.19
Market value (close)                                              29.95        30.78        26.75
Average shares:
    Basic                                                         605.0        601.5        600.9        609.6        602.5
    Diluted                                                       613.8        610.8        610.1        616.2        611.6

PERFORMANCE RATIOS
Return on average common equity                                   19.95%       20.47%       20.52%       20.58%       20.30%
Return on average total equity                                    19.91        20.41        20.45        20.58        20.25
Return on average assets                                           1.50         1.52         1.55         1.62         1.52
Net interest margin                                                4.20         3.98         3.92         4.38         4.04
Efficiency ratio                                                  54.27        55.38        58.43        54.43        55.96

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
     Pretax                                                  $     16.6   $     16.3   $     16.3           --   $     49.2
     After tax                                                     14.2         14.0         14.0           --         42.2
Noninterest expense - adjusted                                    798.9        823.8        788.7   $  2,719.0      2,411.4
Net income - adjusted                                             370.8        363.5        349.4      1,213.1      1,083.7
Diluted net income per common share - adjusted                      .60          .60          .57         1.97         1.77

Pro forma increase to diluted net income per common share           .02          .03          .02           --          .07

CREDIT QUALITY STATISTICS

Net charge-offs                                              $    139.1   $     92.7   $     83.2   $    436.3   $    315.0
Provision for loan losses                                         160.0        152.9         83.4        523.3        396.3
Loan loss allowance                                             1,008.4        989.9        929.7
Nonperforming assets                                              648.9        508.7        447.1
Annualized net charge-offs to average portfolio loans               .81%         .55%         .51%         .85%         .63%
Loan loss allowance to period-end portfolio loans                  1.46         1.46         1.39
Loan loss allowance to nonperforming assets                      171.85       216.75       230.12
Loan loss allowance to annualized net charge-offs                182.63       266.34       275.62       185.08       239.43
Nonperforming assets to period-end portfolio loans and OREO         .94          .75          .67

* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                ($ IN MILLIONS)

                                                                                                                  NINE MONTHS ENDED
                                                      2002                               2001                       SEPTEMBER 30,
                                                      ----                               ----                       -------------
                                         3RD QTR    2ND QTR   1ST QTR   4TH QTR   3RD QTR    2ND QTR   1ST QTR     2002      2001
                                         -------    -------   -------   -------   -------    -------   -------     ----      ----
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital*                             7.76%     7.92%      7.66%     6.99%      7.26%     7.06%     7.10%
Total risk-based capital*                  11.83     12.24      12.09     11.31      11.27     11.17     11.44
Leverage*                                   7.09      7.05       6.49      6.45       6.55      6.46      6.59
Period-end equity to assets                 7.46      8.02       7.67      6.98       7.49      7.39      7.44
Period-end tangible common
  equity to assets**                        6.47      6.93       6.58      5.94       6.32      6.16      6.19
Average equity to assets                    8.13      8.05       7.37       7.45      7.53      7.47      7.59       7.85     7.53
Average equity to portfolio loans          11.92     11.61      11.08      10.67     10.38     10.23     10.04      11.54    10.22
Average portfolio loans to deposits       112.32    114.08     111.71     113.10    116.50    115.64    122.69     112.69   118.15
Average portfolio loans to
  core deposits                           131.24    133.96     137.26     140.56    142.89    140.72    142.06     134.07   141.90
Average portfolio loans to
  earning assets                           76.59     77.37      73.37      76.88     79.52     79.93     83.03      75.76    80.76
Average securities to
  earning assets                            9.26      9.86       9.54       9.31      9.61     10.44     11.90       9.55    10.61

AVERAGE BALANCES
Assets                                  $101,107   $97,921   $102,108   $ 98,428   $94,333   $91,936   $87,611   $100,375  $91,318
Portfolio loans                           68,945    67,930     67,929     68,694    68,461    67,158    66,225     68,271   67,290
Loans held for sale or
  securitization                          11,851    10,343     15,015     11,908     8,780     7,453     3,604     12,391    6,632
Securities (at cost)                       8,336     8,660      8,834      8,322     8,276     8,768     9,491      8,607    8,840
Earning assets                            90,014    87,797     92,578     89,348    86,097    84,021    79,762     90,119   83,316
Core deposits                             52,535    50,710     49,490     48,870    47,912    47,725    46,617     50,923   47,422
Purchased deposits and
  funding                                 37,413    36,765     42,818     40,207    37,859    36,043    33,030     38,979   35,662
Common equity                              8,218     7,885      7,528      7,330     7,091     6,838     6,620      7,879    6,851
Total equity                               8,218     7,886      7,529      7,333     7,106     6,868     6,650      7,880    6,876

PERIOD-END BALANCES
Assets                                  $109,346   $99,131   $100,078   $105,817   $96,180   $94,440   $90,818
Portfolio loans                           71,032    68,674     68,089     68,041    69,279    68,004    66,673
Loans held for sale or
  securitization                          15,886     9,827     12,296     16,831     8,769     8,413     5,883
Securities (at fair value)                10,487     8,800      9,036      9,859     8,539     8,758     9,468
Core deposits                             54,428    51,763     50,196     51,895    48,447    48,107    47,738
Purchased deposits and funding            43,276    36,528     39,492     43,723    38,589    37,643    34,681
Common equity                              8,157     7,947      7,672      7,381     7,195     6,950     6,724
Total equity                               8,157     7,948      7,672      7,381     7,202     6,980     6,754

* Third quarter 2002 regulatory capital ratios are based upon preliminary data

** Excludes goodwill and other intangible assets

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           2002                                    2001
                                                                           ----                                    ----
                                                         3RD QTR          2ND QTR        1ST QTR         4TH QTR          3RD QTR
                                                         -------          -------        -------         -------          -------
INTEREST INCOME:
 Loans                                                $   1,306,486   $   1,284,830   $   1,351,519   $   1,393,435   $   1,481,124
 Securities:
  Taxable                                                   109,454         123,968         124,984          96,563         102,804
  Exempt from Federal income taxes                            9,006           9,143           9,291           9,580           9,786
  Dividends                                                   9,008           8,330           8,507           9,674          11,651
 Federal funds sold and security
   resale agreements                                            464             474             518             665           1,188
 Other investments                                            8,506           9,171           8,807           5,096           7,677
                                                      -------------   -------------   -------------   -------------   -------------
   TOTAL INTEREST INCOME                                  1,442,924       1,435,916       1,503,626       1,515,013       1,614,230

INTEREST EXPENSE:

 Deposits                                                   283,800         287,481         301,244         352,666         435,247
 Federal funds borrowed and security
   repurchase agreements                                     34,511          32,241          41,929          47,180          73,710
 Borrowed funds                                               7,147           4,969          13,256          10,753          11,834
 Long-term debt and capital securities                      146,322         148,588         149,680         160,067         196,899
                                                      -------------   -------------   -------------   -------------   -------------
   TOTAL INTEREST EXPENSE                                   471,780         473,279         506,109         570,666         717,690

   NET INTEREST INCOME                                      971,144         962,637         997,517         944,347         896,540
 Provision for loan losses                                  169,164         165,476         188,640         209,000         160,000
                                                      -------------   -------------   -------------   -------------   -------------
   NET INTEREST INCOME AFTER
     PROVISION FOR LOAN LOSSES                              801,980         797,161         808,877         735,347         736,540

NONINTEREST INCOME:

 Mortgage banking revenue                                   177,958         247,475         195,217         160,176         125,786
 Deposit service charges                                    132,270         125,763         118,787         122,718         117,336
 Payment processing revenue                                 113,513         111,707         108,841         122,169         120,293
 Trust and investment management fees                        73,936          85,136          77,575          72,542          79,410
 Card-related fees                                           47,212          31,873          32,136          43,603          42,610
 Brokerage income                                            24,986          30,762          27,067          28,056          22,367
 Other                                                       50,755          96,575         131,238         106,010          89,490
                                                      -------------   -------------   -------------   -------------   -------------
   TOTAL FEES AND OTHER INCOME                              620,630         729,291         690,861         655,274         597,292
 Securities gains, net                                          157          44,033          53,532          18,543          21,193
                                                      -------------   -------------   -------------   -------------   -------------
   TOTAL NONINTEREST INCOME                                 620,787         773,324         744,393         673,817         618,485

NONINTEREST EXPENSE:

 Salaries, benefits, and other personnel                    448,517         445,393         444,328         448,945         418,138
 Equipment                                                   56,667          61,325          62,299          64,658          53,549
 Net occupancy                                               56,035          55,334          54,824          53,567          52,190
 Third-party services                                        54,671          59,668          53,585          60,327          49,871
 Card processing                                             50,963          52,112          53,816          57,506          50,295
 Marketing and public relations                              25,402          75,447          26,149           7,170          23,620
 Other                                                      177,921         224,643         179,888         192,142         167,799
                                                      -------------   -------------   -------------   -------------   -------------
   TOTAL NONINTEREST EXPENSE                                870,176         973,922         874,889         884,315         815,462

INCOME BEFORE INCOME TAX EXPENSE                            552,591         596,563         678,381         524,849         539,563
INCOME TAX EXPENSE                                          178,404         203,781         232,250         178,264         182,945
                                                      -------------   -------------   -------------   -------------   -------------
   NET INCOME                                         $     374,187   $     392,782   $     446,131   $     346,585   $     356,618
                                                      =============   =============   =============   =============   =============

NET INCOME PER COMMON SHARE:

   Basic                                              $         .61   $         .65   $         .73   $         .57   $         .59
   Diluted                                                      .61             .63             .73             .57             .58

AVERAGE COMMON SHARES:

   Basic                                                611,638,832     609,336,050     607,815,387     606,939,772     605,005,257
   Diluted                                              617,850,460     616,793,457     614,041,768     612,984,102     613,829,266

MEMO:

Tax-equivalent net interest income                    $     978,851   $     970,357   $   1,005,350   $     952,701   $     905,310
Net income available to common shareholders                 374,186         392,772         446,121         346,575         356,504

                                                                                               NINE MONTHS ENDED
                                                                      2001                        SEPTEMBER 30,
                                                                      ----                        -------------
                                                            2ND QTR          1ST QTR          2002           2001
                                                            -------          -------          ----           ----
INTEREST INCOME:
 Loans                                                  $   1,482,738   $   1,506,488   $   3,942,835   $   4,470,350
 Securities:
  Taxable                                                     111,731         122,017         358,406         336,552
  Exempt from Federal income taxes                             10,115          10,319          27,440          30,220
  Dividends                                                    12,730          11,146          25,845          35,527
 Federal funds sold and security
   resale agreements                                              848           1,616           1,456           3,652
 Other investments                                              7,536           8,225          26,484          23,438
                                                        -------------   -------------   -------------   -------------
   TOTAL INTEREST INCOME                                    1,625,698       1,659,811       4,382,466       4,899,739

INTEREST EXPENSE:

 Deposits                                                     483,760         506,058         872,525       1,425,065
 Federal funds borrowed and security
   repurchase agreements                                       86,538          89,946         108,681         250,194
 Borrowed funds                                                14,133          27,267          25,372          53,234
 Long-term debt and capital securities                        214,597         265,248         444,590         676,744
                                                        -------------   -------------   -------------   -------------
   TOTAL INTEREST EXPENSE                                     799,028         888,519       1,451,168       2,405,237

   NET INTEREST INCOME                                        826,670         771,292       2,931,298       2,494,502
                                                        -------------   -------------   -------------   -------------
 Provision for loan losses                                    152,923          83,372         523,280         396,295
                                                        -------------   -------------   -------------   -------------
   NET INTEREST INCOME AFTER
     PROVISION FOR LOAN LOSSES                                673,747         687,920       2,408,018       2,098,207

NONINTEREST INCOME:

 Mortgage banking revenue                                     114,924         124,426         620,650         365,136
 Deposit service charges                                      117,466         111,806         376,820         346,608
 Payment processing revenue                                   115,724         106,441         334,061         342,458
 Trust and investment management fees                          86,023          81,850         236,647         247,283
 Card-related fees                                             38,569          44,671         111,221         125,850
 Brokerage income                                              23,657          23,425          82,815          69,449
 Other                                                        185,552         105,921         278,568         380,963
                                                        -------------   -------------   -------------   -------------
   TOTAL FEES AND OTHER INCOME                                681,915         598,540       2,040,782       1,877,747
 Securities gains, net                                         16,936          88,130          97,722         126,259
                                                        -------------   -------------   -------------   -------------
   TOTAL NONINTEREST INCOME                                   698,851         686,670       2,138,504       2,004,006

NONINTEREST EXPENSE:

 Salaries, benefits, and other personnel                      432,833         410,393       1,338,238       1,261,364
 Equipment                                                     60,747          60,002         180,291         174,298
 Net occupancy                                                 53,544          53,479         166,193         159,213
 Third-party services                                          49,963          43,601         167,924         143,435
 Card processing                                               47,652          43,475         156,891         141,422
 Marketing and public relations                                24,013          16,545         126,998          64,178
 Other                                                        171,350         177,502         582,452         516,651
                                                        -------------   -------------   -------------   -------------
   TOTAL NONINTEREST EXPENSE                                  840,102         804,997       2,718,987       2,460,561

INCOME BEFORE INCOME TAX EXPENSE                              532,496         569,593       1,827,535       1,641,652
INCOME TAX EXPENSE                                            182,994         234,190         614,435         600,129
                                                        -------------   -------------   -------------   -------------
   NET INCOME                                           $     349,502   $     335,403   $   1,213,100   $   1,041,523
                                                        =============   =============   =============   =============

NET INCOME PER COMMON SHARE:

   Basic                                                $         .58   $         .56   $        1.99   $        1.73
   Diluted                                                        .57             .55            1.97            1.70

AVERAGE COMMON SHARES:

   Basic                                                  601,528,522     600,888,928     609,610,761     602,489,314
   Diluted                                                610,782,001     610,099,764     616,242,513     611,584,005

MEMO:

Tax-equivalent net interest income                      $     834,956   $     779,228   $   2,954,558   $   2,519,494
Net income available to common shareholders                   349,060         334,953       1,213,079       1,040,517

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                              2002                                  2001
                                                              ----                                  ----
                                            3RD QTR         2ND QTR         1ST QTR         4TH QTR         3RD QTR
                                            -------         -------         -------         -------         -------
ASSETS
  Cash and demand balances
    due from banks                       $   4,106,687   $   3,367,210   $   2,859,394   $   4,403,962   $   3,701,290
  Federal funds sold and
    security resale agreements                  95,895          86,285          67,994         171,498          71,170
  Securities available for sale,
    at fair value                           10,487,124       8,800,004       9,036,019       9,858,868       8,538,644
  Other investments                            761,248         728,936         744,981         432,861         391,011
  LOANS HELD FOR SALE OR
    SECURITIZATION:

    Commercial                                  27,973              --              --          50,959         165,909
    Mortgage                                15,858,398       9,826,569      12,296,059      15,553,297       8,602,615
    Automobile                                      --              --              --         824,434              --
    Credit card                                     --              --              --         402,305              --
                                         -------------   -------------   -------------   -------------   -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                   15,886,371       9,826,569      12,296,059      16,830,995       8,768,524
  PORTFOLIO LOANS:

    Commercial                              26,024,362      25,448,978      25,733,598      26,752,115      27,614,020
    Real estate - commercial                 8,076,473       7,978,960       7,868,692       7,281,268       6,942,914
    Real estate - residential               16,404,069      15,454,101      15,215,099      14,763,546      14,570,015
    Consumer                                10,993,697      10,912,771      11,220,717      11,548,785      12,468,019
    Credit card                              1,915,547       1,870,138       1,731,075       1,867,053       2,200,004
    Home equity                              7,617,672       7,009,400       6,320,135       5,827,879       5,483,648
                                         -------------   -------------   -------------   -------------   -------------
      TOTAL PORTFOLIO LOANS                 71,031,820      68,674,348      68,089,316      68,040,646      69,278,620
    Allowance for loan losses               (1,079,773)     (1,030,487)     (1,000,043)       (997,331)     (1,008,390)
                                         -------------   -------------   -------------   -------------   -------------
      NET PORTFOLIO LOANS                   69,952,047      67,643,861      67,089,273      67,043,315      68,270,230
  Properties and equipment                   1,031,098       1,042,933       1,059,445       1,084,106       1,070,554
  Mortgage servicing assets                    690,615       1,068,400       1,363,860       1,135,704         817,592
  Goodwill and other
    intangible assets                        1,157,719       1,158,781       1,162,200       1,167,397       1,186,531
  Accrued income and other assets            5,177,391       5,407,803       4,398,459       3,687,994       3,364,328
                                         -------------   -------------   -------------   -------------   -------------
      TOTAL ASSETS                       $ 109,346,195   $  99,130,782   $ 100,077,684   $ 105,816,700   $  96,179,874
                                         =============   =============   =============   =============   =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing                  $  15,616,730   $  13,674,346   $  12,600,160   $  14,823,277   $  11,928,824
    NOW and money market accounts           21,325,533      20,239,550      19,786,170      19,501,137      18,792,722
    Savings accounts                         2,499,922       2,596,261       2,629,316       2,608,565       2,624,591
    Consumer time                           14,985,661      15,253,091      15,180,008      14,962,150      15,101,268
                                         -------------   -------------   -------------   -------------   -------------
      CORE DEPOSITS                         54,427,846      51,763,248      50,195,654      51,895,129      48,447,405
    Other                                    3,128,856       3,239,652       3,837,062       5,332,874       6,111,936
    Foreign                                  3,077,867       2,311,938       4,268,676       5,901,929       5,570,199
                                         -------------   -------------   -------------   -------------   -------------
      TOTAL DEPOSITS                        60,634,569      57,314,838      58,301,392      63,129,932      60,129,540
  Federal funds borrowed and security
      repurchase agreements                  6,068,559       5,212,463      10,586,323       6,593,388       8,688,276
  Borrowed funds                             9,802,372       6,659,291       1,109,360       8,578,742       1,535,772
  Long-term debt                            21,018,090      18,924,451      19,510,454      17,136,232      16,502,817
  Corporation-obligated
    mandatorily redeemable
    capital securities of
    subsidiary trusts holding
    solely debentures of the
    Corporation                                180,000         180,000         180,000         180,000         180,000
  Accrued expenses and other
    liabilities                              3,485,744       2,891,954       2,717,944       2,817,183       1,941,380
                                         -------------   -------------   -------------   -------------   -------------
      TOTAL LIABILITIES                    101,189,334      91,182,997      92,405,473      98,435,477      88,977,785
STOCKHOLDERS' EQUITY

  Preferred stock *                                 --             698             698             698           7,578
  Common stock                               2,448,721       2,441,917       2,433,582       2,429,419       2,424,022
  Capital surplus                              982,552         964,599         930,865         908,780         901,528
  Retained earnings                          4,637,809       4,450,145       4,236,947       3,970,049       3,802,529
  Accumulated other comprehensive
    income (loss)                               87,779          90,426          70,119          72,277          66,432
                                         -------------   -------------   -------------   -------------   -------------
    TOTAL STOCKHOLDERS' EQUITY               8,156,861       7,947,785       7,672,211       7,381,223       7,202,089
                                         -------------   -------------   -------------   -------------   -------------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY               $ 109,346,195   $  99,130,782   $ 100,077,684   $ 105,816,700   $  96,179,874
                                         =============   =============   =============   =============   =============
COMMON SHARES OUTSTANDING                  612,180,011     610,479,248     608,395,463     607,354,729     606,005,287

                                                   2001                                            2000
                                                   ----                                            ----
                                         2ND QTR         1ST QTR         4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                         -------         -------         -------         -------         -------         -------
ASSETS
  Cash and demand balances
    due from banks                    $   3,468,695   $   3,314,336   $   3,535,186   $   3,230,100   $   3,262,268   $   3,229,032
  Federal funds sold and
    security resale agreements              103,320           4,460          81,040         111,222         493,130         408,228
  Securities available for sale,
    at fair value                         8,758,250       9,468,365       9,904,533       9,655,612      10,719,285      13,783,119
  Other investments                         541,043         529,766         687,732         173,483         145,623         126,624
  LOANS HELD FOR SALE OR
    SECURITIZATION:

    Commercial                                   --              --              --              --              --              --
    Mortgage                              8,412,730       5,882,521       3,030,672       2,945,975       3,198,328       2,330,395
    Automobile                                   --              --              --              --              --              --
    Credit card                                  --              --         407,900              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
        TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                 8,412,730       5,882,521       3,438,572       2,945,975       3,198,328       2,330,395
  PORTFOLIO LOANS:

    Commercial                           27,693,335      27,397,956      26,703,622      25,873,664      24,935,236      23,714,907
    Real estate - commercial              6,734,448       6,625,035       6,511,018       6,372,924       6,265,055       6,062,272
    Real estate - residential            13,818,303      13,502,846      13,357,438      12,303,054      11,179,970      11,346,300
    Consumer                             12,417,440      12,140,385      12,100,567      12,317,934      12,386,130      14,438,457
    Credit card                           2,195,596       2,092,678       2,152,445       2,260,766       2,601,931       2,404,230
    Home equity                           5,144,385       4,913,701       4,779,359       4,531,993       4,201,854       3,890,385
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL PORTFOLIO LOANS              68,003,507      66,672,601      65,604,449      63,660,335      61,570,176      61,856,551
    Allowance for loan losses              (989,936)       (929,679)       (928,592)       (945,492)       (970,362)       (970,642)
                                      -------------   -------------   -------------   -------------   -------------   -------------
      NET PORTFOLIO LOANS                67,013,571      65,742,922      64,675,857      62,714,843      60,599,814      60,885,909
  Properties and equipment                1,070,186       1,066,295       1,071,637       1,090,185       1,098,053       1,116,332
  Mortgage servicing assets               1,007,365         863,901         999,707         976,437         948,661         729,440
  Goodwill and other
    intangible assets                     1,207,098       1,179,569       1,201,277       1,238,852       1,262,466       1,284,329
  Accrued income and other assets         2,857,495       2,765,798       2,939,068       2,909,166       2,873,005       3,001,985
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL ASSETS                    $  94,439,753   $  90,817,933   $  88,534,609   $  85,045,875   $  84,600,633   $  86,895,393
                                      =============   =============   =============   =============   =============   =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing               $  11,988,114   $  11,563,466   $  11,500,026   $  10,646,830   $  11,384,267   $  11,034,147
    NOW and money market accounts        18,101,899      17,703,959      17,262,587      16,496,536      16,291,791      16,488,169
    Savings accounts                      2,703,807       2,799,732       2,883,763       3,036,999       3,230,386       3,430,306
    Consumer time                        15,312,780      15,670,865      15,816,422      15,763,352      15,583,974      15,285,430
                                      -------------   -------------   -------------   -------------   -------------   -------------
      CORE DEPOSITS                      48,106,600      47,738,022      47,462,798      45,943,717      46,490,418      46,238,052
    Other                                 6,021,327       5,971,041       4,072,308       2,780,526       2,874,460       2,764,812
    Foreign                               3,890,538       2,145,016       3,721,316       4,001,338         623,331       1,610,489
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL DEPOSITS                     58,018,465      55,854,079      55,256,422      52,725,581      49,988,209      50,613,353
  Federal funds borrowed and security
      repurchase agreements               7,751,145       9,410,866       5,677,643       6,097,889       4,012,113       6,307,165
  Borrowed funds                          3,485,872       1,644,320         903,725       2,283,295       6,974,817       5,540,814
  Long-term debt                         16,313,685      15,329,472      17,964,800      15,455,589      15,976,934      16,803,105
  Corporation-obligated
    mandatorily redeemable
    capital securities of
    subsidiary trusts holding
    solely debentures of the
    Corporation                             180,000         180,000         180,000         180,000         180,000         180,000
  Accrued expenses and other
    liabilities                           1,710,683       1,645,209       1,782,198       1,836,114       1,335,080       1,533,348
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL LIABILITIES                  87,459,850      84,063,946      81,764,788      78,578,468      78,467,153      80,977,785
STOCKHOLDERS' EQUITY

  Preferred stock *                          29,502          29,968          29,968          29,982          29,982          29,982
  Common stock                            2,412,374       2,403,000       2,436,755       2,433,591       2,429,736       2,424,912
  Capital surplus                           865,022         841,808         837,444         828,220         812,671         798,986
  Retained earnings                       3,624,463       3,446,673       3,405,077       3,272,496       3,119,402       2,950,299
  Accumulated other comprehensive
    income (loss)                            48,542          32,538          60,577         (96,882)       (258,311)       (286,571)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    TOTAL STOCKHOLDERS' EQUITY            6,979,903       6,753,987       6,769,821       6,467,407       6,133,480       5,917,608
                                      -------------   -------------   -------------   -------------   -------------   -------------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY            $  94,439,753   $  90,817,933   $  88,534,609   $  85,045,875   $  84,600,633   $  86,895,393
                                      =============   =============   =============   =============   =============   =============
COMMON SHARES OUTSTANDING               603,093,286     600,749,772     609,188,668     608,397,735     607,433,924     606,227,792

* In August 2002, National City Corporation redeemed all of its then outstanding preferred stock

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)

                                                                                                               NINE MONTHS ENDED
                                                     2002                              2001                       SEPTEMBER 30,
                                                     ----                              ----                       -------------
                                        3RD QTR    2ND QTR   1ST QTR    4TH QTR  3RD QTR   2ND QTR   1ST QTR     2002       2001
                                        -------    -------   -------    -------  -------   -------   -------     ----       ----
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                         $  24,863  $ 25,127  $  26,133  $ 27,060  $ 27,486  $ 27,532  $ 27,010  $  25,370  $ 27,345
    Real estate - commercial               8,037     7,909      7,682     7,077     6,826     6,692     6,550      7,877     6,690
    Real estate - residential             15,895    15,161     14,932    14,722    14,274    13,484    13,533     15,333    13,766
    Consumer                              10,924    11,244     11,336    11,958    12,375    12,286    12,174     11,165    12,279
    Credit card                            1,910     1,810      1,780     2,202     2,198     2,139     2,113      1,834     2,151
    Home equity                            7,316     6,679      6,066     5,675     5,302     5,025     4,845      6,692     5,059
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
      TOTAL PORTFOLIO LOANS               68,945    67,930     67,929    68,694    68,461    67,158    66,225     68,271    67,290
  LOANS HELD FOR SALE OR
    SECURITIZATION:
    Commercial                                18        --          4        75         2        --        --          7         1
    Mortgage                              11,833    10,343     13,862    11,353     8,778     7,453     3,473     12,005     6,588
    Automobile                                --        --      1,007       476        --        --        --        332        --
    Credit card                               --        --        142         4        --        --       131         47        43
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
      TOTAL LOANS HELD FOR
        SALE OR SECURITIZATION            11,851    10,343     15,015    11,908     8,780     7,453     3,604     12,391     6,632
  Securities available for sale,
    at cost                                8,336     8,660      8,834     8,322     8,276     8,768     9,491      8,607     8,840
  Federal funds sold and security
    resale agreements                         87        93         95       118       130        81       112         89       108
  Other investments                          795       771        705       306       450       561       330        761       446
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
      TOTAL EARNING ASSETS                90,014    87,797     92,578    89,348    86,097    84,021    79,762     90,119    83,316
Allowance for loan losses                 (1,031)   (1,000)    (1,021)   (1,001)   (1,004)     (942)     (950)    (1,018)     (966)
Fair value appreciation of
  securities available for sale              299       208        188       229       202       111       123        233       146
Cash and demand balances due
  from banks                               3,126     2,855      2,937     3,200     3,041     3,086     3,000      2,974     3,042
Properties and equipment                   1,048     1,061      1,085     1,083     1,074     1,071     1,078      1,065     1,074
Mortgage servicing assets                  1,052     1,224      1,225     1,012       895       882       839      1,166       873
Goodwill and other
  intangible assets                        1,159     1,157      1,164     1,174     1,188     1,181     1,189      1,160     1,186
Accrued income and other assets            5,440     4,619      3,952     3,383     2,840     2,526     2,570      4,676     2,647
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
    TOTAL ASSETS                       $ 101,107  $ 97,921  $ 102,108  $ 98,428  $ 94,333  $ 91,936  $ 87,611  $ 100,375  $ 91,318
                                       =========  ========  =========  ========  ========  ========  ========  =========  ========

LIABILITIES
DEPOSITS:
  Noninterest bearing                  $  13,864  $ 12,760  $  12,366  $ 12,526  $ 11,611  $ 11,550  $ 10,781  $  13,002  $ 11,317
  NOW and money market accounts           21,006    20,119     19,411    18,840    18,378    17,963    17,276     20,185    17,877
  Savings accounts                         2,543     2,622      2,594     2,602     2,664     2,753     2,835      2,586     2,750
  Consumer time                           15,122    15,209     15,119    14,902    15,259    15,459    15,725     15,150    15,478
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
    CORE DEPOSITS                         52,535    50,710     49,490    48,870    47,912    47,725    46,617     50,923    47,422
  Other                                    3,065     3,462      4,529     6,109     6,004     6,107     4,970      3,680     5,698
  Foreign                                  5,781     5,372      6,792     5,757     4,847     4,241     2,390      5,978     3,835
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
    TOTAL DEPOSITS                        61,381    59,544     60,811    60,736    58,763    58,073    53,977     60,581    56,955
Federal funds borrowed and
  security repurchase agreements           7,798     7,298      9,402     9,039     9,218     8,801     7,008      8,161     8,351
Borrowed funds                             1,784     1,201      3,480     2,581     1,315     1,282     1,809      2,147     1,466
Long-term debt and capital
  securities                              18,985    19,432     18,615    16,721    16,475    15,612    16,853     19,013    16,312
Accrued expenses and other
  liabilities                              2,941     2,560      2,271     2,018     1,456     1,300     1,314      2,593     1,358
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
    TOTAL LIABILITIES                     92,889    90,035     94,579    91,095    87,227    85,068    80,961     92,495    84,442
STOCKHOLDERS' EQUITY
  Preferred                                   --         1          1         3        15        30        30          1        25
  Common                                   8,218     7,885      7,528     7,330     7,091     6,838     6,620      7,879     6,851
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
    TOTAL STOCKHOLDERS' EQUITY             8,218     7,886      7,529     7,333     7,106     6,868     6,650      7,880     6,876
                                       ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY             $ 101,107  $ 97,921  $ 102,108  $ 98,428  $ 94,333  $ 91,936  $ 87,611  $ 100,375  $ 91,318
                                       =========  ========  =========  ========  ========  ========  ========  =========  ========

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

                                                                                                      NINE MONTHS ENDED
                                                  2002                           2001                  SEPTEMBER 30,
                                       -------------------------  ----------------------------------- ------------------
                                       3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR   2002     2001
SELECTED AVERAGE PORTFOLIO BALANCES
DEALER
   Floorplan loans (commercial)        $   639  $   696  $   631  $   592  $   594  $   687  $   755  $   655  $   679
   Automobile leases (consumer)            791      975    1,126    1,262    1,415    1,580    1,750      964    1,581
   Installment loans (consumer)          5,645    5,447    5,516    6,190    6,631    6,491    6,390    5,860    6,504
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL DEALER                      $ 7,075  $ 7,118  $ 7,273  $ 8,044  $ 8,640  $ 8,758  $ 8,895  $ 7,479  $ 8,764
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======

ALTEGRA NONCONFORMING
  (real estate - residential)
   Altegra/Loan Zone originated loans  $ 2,401  $ 2,617  $ 2,859  $ 3,191  $ 3,545  $ 3,812  $ 4,060  $ 2,625  $ 3,797
   First Franklin originated loans       8,167    6,962    6,273    5,216    4,326    3,408    3,030    7,134    3,596
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL ALTEGRA NONCONFORMING       $10,568  $ 9,579  $ 9,132  $ 8,407  $ 7,871  $ 7,220  $ 7,090  $ 9,759  $ 7,393
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======

EDUCATION FINANCE

   Student loans (consumer)            $   377  $   746  $   771  $   567  $   527  $   663  $   643  $   631  $   611
   Commercial loan (commercial)             41        8      467      273      294      453      425      172      390
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL EDUCATION FINANCE           $   418  $   754  $ 1,238  $   840  $   821  $ 1,116  $ 1,068  $   803  $ 1,001
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======

NATIONAL HOME EQUITY

   Revolving lines of credit
     (home equity)                     $ 1,700  $ 1,335  $   981  $   725  $   546  $   421  $   361  $ 1,339  $   443
   Installment loans (consumer)            974      960      897      825      703      526      414      944      548
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL NATIONAL HOME EQUITY        $ 2,674  $ 2,295  $ 1,878  $ 1,550  $ 1,249  $   947  $   775  $ 2,283  $   991
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======

CREDIT CARD

   Credit card                         $   846  $   767  $   762  $ 1,182  $ 1,200  $ 1,177  $ 1,220  $   792  $ 1,193
   Personal lines of credit                483      478      483      513      511      511      492      481      511
   Business lines of credit                581      565      535      507      487      451      401      561      447
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL CREDIT CARD                 $ 1,910  $ 1,810  $ 1,780  $ 2,202  $ 2,198  $ 2,139  $ 2,113  $ 1,834  $ 2,151
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE SECURITIES (AT COST)

Mortgage-backed securities             $ 5,410  $ 5,768  $ 5,959  $ 5,010  $ 4,880  $ 5,180  $ 5,397  $ 5,710  $ 5,150
Other investment securities              2,258    2,213    2,186    2,603    2,677    2,844    3,333    2,218    2,949
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total taxable securities               7,668    7,981    8,145    7,613    7,557    8,024    8,730    7,928    8,099
Tax-exempt securities                      668      679      689      709      719      744      761      679      741
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
  TOTAL SECURITIES                     $ 8,336  $ 8,660  $ 8,834  $ 8,322  $ 8,276  $ 8,768  $ 9,491  $ 8,607  $ 8,840
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE DEPOSITS

Noninterest bearing                    $13,864  $12,760  $12,366  $12,526  $11,611  $11,550  $10,781  $13,002  $11,317
NOW and money market accounts           21,006   20,119   19,411   18,840   18,378   17,963   17,276   20,185   17,877
Savings accounts                         2,543    2,622    2,594    2,602    2,664    2,753    2,835    2,586    2,750
Consumer time                           15,122   15,209   15,119   14,902   15,259   15,459   15,725   15,150   15,478
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
    Core deposits                       52,535   50,710   49,490   48,870   47,912   47,725   46,617   50,923   47,422
Brokered retail CDs                      2,500    2,644    3,609    5,052    4,858    4,920    3,666    2,913    4,486
Other                                      565      818      920    1,057    1,146    1,187    1,304      767    1,212
Foreign                                  5,781    5,372    6,792    5,757    4,847    4,241    2,390    5,978    3,835
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
  TOTAL DEPOSITS                       $61,381  $59,544  $60,811  $60,736  $58,763  $58,073  $53,977  $60,581  $56,955
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======

MEMO:
Noninterest bearing mortgage
  banking escrow and payoff
  balances                             $ 2,339  $ 1,543  $ 1,378  $ 1,448  $ 1,173  $ 1,182  $   676  $ 1,757  $ 1,012

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                ($ IN MILLIONS)

                                                                                                                  NINE MONTHS ENDED
                                                    2002                                2001                        SEPTEMBER 30,
                                         -----------------------------  -------------------------------------     ------------------
                                         3RD QTR   2ND QTR    1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR      2002      2001
                                         -------   -------    -------   -------   -------   -------   -------      ----      ----
AVERAGE BALANCES
ASSETS
Earning Assets:
  Loans*:
     Commercial                         $  24,881  $ 25,127  $  26,137  $ 27,135  $ 27,488  $ 27,532  $ 27,010  $  25,377  $ 27,346
     Real estate - commercial               8,037     7,909      7,682     7,077     6,826     6,692     6,550      7,877     6,690
     Real estate - residential             27,728    25,504     28,794    26,075    23,052    20,937    17,006     27,338    20,354
     Consumer                              10,924    11,244     12,343    12,434    12,375    12,286    12,174     11,497    12,279
     Credit card                            1,910     1,810      1,922     2,206     2,198     2,139     2,244      1,881     2,194
     Home equity                            7,316     6,679      6,066     5,675     5,302     5,025     4,845      6,692     5,059
                                        ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
       Total loans                         80,796    78,273     82,944    80,602    77,241    74,611    69,829     80,662    73,922
  Securities available for sale,
    at cost:
     Taxable                                7,668     7,981      8,145     7,613     7,557     8,024     8,730      7,928     8,099
     Tax-exempt                               668       679        689       709       719       744       761        679       741
                                        ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
       Total securities available
         for sale                           8,336     8,660      8,834     8,322     8,276     8,768     9,491      8,607     8,840
  Federal funds sold, security
    resale agreements and other
    investments                               882       864        800       424       580       642       442        850       554
                                        ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
  Total earning assets                     90,014    87,797     92,578    89,348    86,097    84,021    79,762     90,119    83,316
  Allowance for loan losses                (1,031)   (1,000)    (1,021)   (1,001)   (1,004)     (942)     (950)    (1,018)     (966)
  Fair value appreciation of
    securities available for sale             299       208        188       229       202       111       123        233       146
  Nonearning assets                        11,825    10,916     10,363     9,852     9,038     8,746     8,676     11,041     8,822
                                        ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
TOTAL ASSETS                            $ 101,107  $ 97,921  $ 102,108  $ 98,428  $ 94,333  $ 91,936  $ 87,611  $ 100,375  $ 91,318
                                        =========  ========  =========  ========  ========  ========  ========  =========  ========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:

     NOW and money market accounts      $  21,006  $ 20,119  $  19,411  $ 18,840  $ 18,378  $ 17,963  $ 17,276  $  20,185  $ 17,877
     Savings accounts                       2,543     2,622      2,594     2,602     2,664     2,753     2,835      2,586     2,750
     Consumer time deposits                15,122    15,209     15,119    14,902    15,259    15,459    15,725     15,150    15,478
     Other deposits                         3,065     3,462      4,529     6,109     6,004     6,107     4,970      3,680     5,698
     Foreign deposits                       5,781     5,372      6,792     5,757     4,847     4,241     2,390      5,978     3,835
     Federal funds borrowed                 4,482     4,092      5,961     5,093     5,237     5,012     3,180      4,840     4,484
     Security repurchase agreements         3,316     3,206      3,441     3,946     3,981     3,789     3,828      3,321     3,867
     Borrowed funds                         1,784     1,201      3,480     2,581     1,315     1,282     1,809      2,147     1,466
     Long-term debt and capital
       securities                          18,985    19,432     18,615    16,721    16,475    15,612    16,853     19,013    16,312
                                        ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
  Total interest bearing liabilities       76,084    74,715     79,942    76,551    74,160    72,218    68,866     76,900    71,767
  Noninterest bearing deposits             13,864    12,760     12,366    12,526    11,611    11,550    10,781     13,002    11,317
  Accrued interest and other
    liabilities                             2,941     2,560      2,271     2,018     1,456     1,300     1,314      2,593     1,358
                                        ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
  TOTAL LIABILITIES                        92,889    90,035     94,579    91,095    87,227    85,068    80,961     92,495    84,442
  TOTAL STOCKHOLDERS' EQUITY                8,218     7,886      7,529     7,333     7,106     6,868     6,650      7,880     6,876
                                        ---------  --------  ---------  --------  --------  --------  --------  ---------  --------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                $ 101,107  $ 97,921  $ 102,108  $ 98,428  $ 94,333  $ 91,936  $ 87,611  $ 100,375  $ 91,318
                                        =========  ========  =========  ========  ========  ========  ========  =========  ========

MEMO:
Core deposits**                         $  38,671  $ 37,950  $  37,124  $ 36,344  $ 36,301  $ 36,175  $ 35,836  $  37,921  $ 36,105
Total deposits**                           47,517    46,784     48,445    48,210    47,152    46,523    43,196     47,579    45,638
Borrowed funding and LT debt               28,567    27,931     31,497    28,341    27,008    25,695    25,670     29,321    26,129


* Includes loans held for sale or securitization

** Excludes noninterest bearing deposits

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
                                ($ IN MILLIONS)

                                                                                                                   NINE MONTHS ENDED
                                                        2002                               2001                     SEPTEMBER 30,
                                                        ----                               ----                     -------------
                                             3RD QTR   2ND QTR   1ST QTR  4TH QTR   3RD QTR   2ND QTR   1ST QTR     2002      2001
                                             -------   -------   -------  -------   -------   -------   -------     ----      ----
INTEREST
ASSETS
Earning Assets:
  Loans*:
     Commercial                             $  301.1  $  309.5  $  317.4  $  369.0  $  456.5  $  502.9  $  562.5  $  928.0  $1,521.9
     Real estate - commercial                  133.1     134.2     130.8     129.7     135.7     136.4     138.5     398.1     410.6
     Real estate - residential                 506.5     481.0     525.3     483.9     462.9     411.2     353.7   1,512.8   1,227.8
     Consumer                                  232.3     235.6     258.3     267.3     270.3     269.0     264.9     726.2     804.2
     Credit card                                44.3      43.5      46.0      59.5      64.3      65.1      75.4     133.8     204.8
     Home equity                                92.2      84.2      76.8      87.3      94.8     101.0     113.9     253.2     309.7
                                            --------  --------  --------  --------  --------  --------  --------  --------  --------
       Total loans                           1,309.5   1,288.0   1,354.6   1,396.7   1,484.5   1,485.6   1,508.9   3,952.1   4,479.0
  Securities available for
    sale, at cost:
     Taxable                                   118.5     132.3     133.5     106.6     114.9     124.9     133.6     384.3     373.4
     Tax-exempt                                 13.7      13.8      14.0      14.4      14.7      15.1      15.4      41.5      45.2
                                            --------  --------  --------  --------  --------  --------  --------  --------  --------
       Total securities available
         for sale                              132.2     146.1     147.5     121.0     129.6     140.0     149.0     425.8     418.6
  Federal funds sold, security
    resale agreements and
    other investments                            9.0       9.6       9.3       5.7       8.9       8.4       9.8      27.9      27.1
                                            --------  --------  --------  --------  --------  --------  --------  --------  --------
  TOTAL EARNING ASSETS                      $1,450.7  $1,443.7  $1,511.4  $1,523.4  $1,623.0  $1,634.0  $1,667.7  $4,405.8  $4,924.7
                                            ========  ========  ========  ========  ========  ========  ========  ========  ========

LIABILITIES
  Interest bearing liabilities:

     NOW and money market accounts          $   78.1  $   74.2  $   71.9  $   86.9  $  117.6  $  137.3  $  160.9  $  224.2  $  415.8
     Savings accounts                            5.1       5.6       5.8       7.0       8.7       9.6      10.7      16.5      29.0
     Consumer time deposits                    158.8     166.1     171.1     185.2     206.3     221.0     230.8     496.0     658.1
     Other deposits                             14.6      16.1      20.9      41.3      59.1      71.3      71.7      51.6     202.1
     Foreign deposits                           27.3      25.5      31.5      32.2      43.6      44.5      32.0      84.3     120.1
     Federal funds borrowed                     25.4      23.7      32.9      33.8      49.0      56.3      47.2      82.0     152.5
     Security repurchase agreements              9.1       8.5       9.0      13.4      24.7      30.3      42.7      26.6      97.7
     Borrowed funds                              7.1       5.0      13.3      10.8      11.8      14.1      27.3      25.4      53.2
     Long-term debt and capital securities     146.3     148.6     149.7     160.1     196.9     214.6     265.2     444.6     676.7
                                            --------  --------  --------  --------  --------  --------  --------  --------  --------
  TOTAL INTEREST BEARING LIABILITIES        $  471.8  $  473.3  $  506.1  $  570.7  $  717.7  $  799.0  $  888.5  $1,451.2  $2,405.2
                                            ========  ========  ========  ========  ========  ========  ========  ========  ========

NET INTEREST INCOME                         $  978.9  $  970.4  $1,005.3  $  952.7  $  905.3  $  835.0  $  779.2  $2,954.6  $2,519.5
                                            ========  ========  ========  ========  ========  ========  ========  ========  ========

MEMO:
Core deposits**                             $  242.0  $  245.9  $  248.8  $  279.1  $  332.6  $  367.9  $  402.4  $  736.7  $1,102.9
Total deposits**                               283.9     287.5     301.2     352.6     435.3     483.7     506.1     872.6   1,425.1
Borrowed funding and LT debt                   187.9     185.8     204.9     218.1     282.4     315.3     382.4     578.6     980.1

* Includes loans held for sale or securitization

** Excludes noninterest bearing deposits

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
                                ($ IN MILLIONS)

                                                                                                                   NINE MONTHS ENDED
                                                       2002                               2001                       SEPTEMBER 30,
                                            3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR     2002      2001
                                            -------   -------   -------   -------   -------   -------   -------     ----      ----
RATES
ASSETS
Earning Assets:
  Loans*:
     Commercial                                4.80%     4.94%     4.92%     5.40%     6.59%     7.32%     8.44%     4.89%     7.44%
     Real estate - commercial                  6.57      6.81      6.90      7.27      7.89      8.18      8.57      6.76      8.21
     Real estate - residential                 7.31      7.54      7.30      7.42      8.03      7.86      8.32      7.38      8.04
     Consumer                                  8.44      8.40      8.49      8.53      8.66      8.78      8.83      8.45      8.76
     Credit card                               9.20      9.64      9.70     10.72     11.60     12.21     13.62      9.51     12.48
     Home equity                               5.04      5.04      5.06      6.15      7.16      8.04      9.40      5.05      8.16
                                             ------    ------    ------    ------    ------    ------    ------    ------    ------
       Total loans                             6.46      6.59      6.58      6.90      7.65      7.98      8.72      6.54      8.09
  Securities available for sale,
    at cost:
     Taxable                                   6.18      6.63      6.56      5.59      6.08      6.23      6.13      6.46      6.15
     Tax-exempt                                8.15      8.15      8.16      8.18      8.17      8.13      8.08      8.15      8.13
                                             ------    ------    ------    ------    ------    ------    ------    ------    ------
       Total securities available
         for sale                              6.33      6.75      6.69      5.81      6.26      6.39      6.29      6.60      6.32
  Federal funds sold, security
    resale agreements and
    other investments                          4.03      4.48      4.73      5.38      6.07      5.24      9.04      4.40      6.53
                                             ------    ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL EARNING ASSETS                         6.42      6.59      6.58      6.79      7.51      7.79      8.44      6.53      7.89
                                             ======    ======    ======    ======    ======    ======    ======    ======    ======

LIABILITIES
  Interest bearing liabilities:

     NOW and money market accounts             1.47      1.48      1.50      1.83      2.54      3.06      3.78      1.49      3.11
     Savings accounts                           .80       .85       .90      1.06      1.29      1.41      1.53       .85      1.41
     Consumer time deposits                    4.16      4.38      4.59      4.93      5.36      5.74      5.95      4.38      5.68
     Other deposits                            1.89      1.86      1.87      2.68      3.91      4.68      5.85      1.87      4.74
     Foreign deposits                          1.87      1.91      1.88      2.22      3.56      4.21      5.44      1.88      4.19
     Federal funds borrowed                    2.25      2.32      2.24      2.63      3.71      4.50      6.02      2.27      4.55
     Security repurchase agreements            1.08      1.07      1.07      1.35      2.46      3.21      4.53      1.07      3.38
     Borrowed funds                            1.59      1.66      1.55      1.65      3.56      4.43      6.12      1.58      4.85
     Long-term debt and capital securities     3.06      3.07      3.25      3.81      4.75      5.51      6.36      3.12      5.54
                                             ------    ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL INTEREST BEARING LIABILITIES           2.46      2.54      2.57      2.96      3.84      4.44      5.23      2.52      4.48
                                             ======    ======    ======    ======    ======    ======    ======    ======    ======


NET INTEREST SPREAD                            3.96      4.05      4.01      3.83      3.67      3.35      3.21      4.01      3.41
Contribution of noninterest bearing
  sources of funds                              .38       .37       .35       .42       .53       .63       .71       .37       .63
                                             ------    ------    ------    ------    ------    ------    ------    ------    ------
NET INTEREST MARGIN                            4.34%     4.42%     4.36%     4.25%     4.20%     3.98%     3.92%     4.38%     4.04%
                                             ======    ======    ======    ======    ======    ======    ======    ======    ======

MEMO:
Core deposits**                                2.48%     2.60%     2.72%     3.05%     3.64%     4.08%     4.55%     2.60%     4.08%
Total deposits**                               2.37      2.46      2.52      2.90      3.66      4.17      4.75      2.45      4.17
Borrowed funding and LT debt                   2.61      2.67      2.64      3.05      4.15      4.92      6.04      2.64      5.02

* Includes loans held for sale or securitization

** Excludes noninterest bearing deposits

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                 ($ IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                     2002
                                                                      ---------------------------------
                                                                      3RD QTR      2ND QTR      1ST QTR
                                                                      -------      -------      -------
BANK STOCK FUND
Cost basis of investments                                            $  256.9     $  155.4     $  272.4
Unrealized gains (losses), net                                          (39.5)        (2.0)        23.9
                                                                     --------     --------     --------
  FAIR VALUE OF INVESTMENTS                                          $  217.4     $  153.4     $  296.3
                                                                     ========     ========     ========

INTANGIBLE ASSETS
Goodwill                                                             $1,078.3     $1,078.3     $1,078.3
Core deposit intangibles                                                 31.4         34.7         37.9
Credit card intangibles                                                   4.7          4.1          2.6
Other intangibles                                                        43.3         41.7         43.4
                                                                     --------     --------     --------
  TOTAL INTANGIBLE ASSETS                                            $1,157.7     $1,158.8     $1,162.2
                                                                     ========     ========     ========

MEMO:
Parent Company investment in subsidiaries                            $9,471.6     $9,082.1     $9,289.0
Parent Company intangible assets                                         58.6         58.6         58.6
Double leverage ratio *                                                  1.17 x       1.15 x       1.22 x

PRINCIPAL INVESTMENTS**
TYPE OF INVESTMENT:
  Direct investments in public entities                              $     .5     $     .9     $    1.5
  Direct investments in nonpublic entities                              157.0        157.9        145.1
  Indirect investments (fund)                                           409.4        398.3        363.5
                                                                     --------     --------     --------
     TOTAL INVESTMENTS                                               $  566.9     $  557.1     $  510.1
                                                                     ========     ========     ========

TYPE OF SECURITY:
  Common stock                                                       $   14.9     $   13.5     $   13.6
  Convertible debt and preferred stock                                   62.5         64.4         55.2
  Investments in partnerships, funds and other equity instruments       329.4        318.6        297.5
  Mezzanine (subordinated) debt                                         160.1        160.6        143.8
                                                                     --------     --------     --------
     TOTAL INVESTMENTS                                               $  566.9     $  557.1     $  510.1
                                                                     ========     ========     ========

MEMO:
Commitments to fund principal investments                            $  251.6     $  284.6     $  317.9

                                                                                           2001
                                                                      ----------------------------------------------
                                                                      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                      -------      -------      -------      -------
BANK STOCK FUND
Cost basis of investments                                            $  399.9     $  351.0     $  381.4     $  337.3
Unrealized gains (losses), net                                           44.9         29.1         64.3         33.9
                                                                     --------     --------     --------     --------
  FAIR VALUE OF INVESTMENTS                                          $  444.8     $  380.1     $  445.7     $  371.2
                                                                     ========     ========     ========     ========

INTANGIBLE ASSETS
Goodwill                                                             $1,086.0     $1,103.2     $1,116.6     $1,106.4
Core deposit intangibles                                                 33.4         36.0         38.5         41.1
Credit card intangibles                                                   2.9          3.2          3.5          3.5
Other intangibles                                                        45.1         44.1         48.5         28.6
                                                                     --------     --------     --------     --------
  TOTAL INTANGIBLE ASSETS                                            $1,167.4     $1,186.5     $1,207.1     $1,179.6
                                                                     ========     ========     ========     ========

MEMO:
Parent Company investment in subsidiaries                            $8,798.1     $8,862.8     $8,655.6     $8,408.9
Parent Company intangible assets                                         58.6         91.2         76.4         78.1
Double leverage ratio *                                                  1.20 x       1.24 x       1.25 x       1.26 x

PRINCIPAL INVESTMENTS**
TYPE OF INVESTMENT:
  Direct investments in public entities                              $    6.4     $    9.1     $   14.4     $    4.6
  Direct investments in nonpublic entities                              138.6        129.9        127.9        120.5
  Indirect investments (fund)                                           350.4        320.4        305.5        306.2
                                                                     --------     --------     --------     --------
     TOTAL INVESTMENTS                                               $  495.4     $  459.4     $  447.8     $  431.3
                                                                     ========     ========     ========     ========

TYPE OF SECURITY:
  Common stock                                                       $   16.3     $   16.8     $   22.2     $   12.3
  Convertible debt and preferred stock                                   54.0         46.9         46.4         45.4
  Investments in partnerships, funds and other equity instruments       283.8        269.9        251.9        238.1
  Mezzanine (subordinated) debt                                         141.3        125.8        127.3        135.5
                                                                     --------     --------     --------     --------
     TOTAL INVESTMENTS                                               $  495.4     $  459.4     $  447.8     $  431.3
                                                                     ========     ========     ========     ========

MEMO:
Commitments to fund principal investments                            $  289.7     $  343.3     $  326.9     $  315.0

                                                                                           2000
                                                                      ----------------------------------------------
                                                                      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                      -------      -------      -------      -------
BANK STOCK FUND
Cost basis of investments                                            $  569.7     $  650.5     $  745.1     $  721.0
Unrealized gains (losses), net                                           99.1         41.6        (65.9)          .3
                                                                     --------     --------     --------     --------
  FAIR VALUE OF INVESTMENTS                                          $  668.8     $  692.1     $  679.2     $  721.3
                                                                     ========     ========     ========     ========

INTANGIBLE ASSETS
Goodwill                                                             $1,124.0     $1,157.0     $1,175.9     $1,193.1
Core deposit intangibles                                                 43.7         46.2         48.8         51.4
Credit card intangibles                                                   3.8          4.6          5.5          6.4
Other intangibles                                                        29.8         31.1         32.3         33.4
                                                                     --------     --------     --------     --------
  TOTAL INTANGIBLE ASSETS                                            $1,201.3     $1,238.9     $1,262.5     $1,284.3
                                                                     ========     ========     ========     ========

MEMO:
Parent Company investment in subsidiaries                            $7,887.3     $7,626.1     $7,477.2     $7,200.6
Parent Company intangible assets                                         79.9         81.6         83.3         85.0
Double leverage ratio *                                                  1.18 x       1.19 x       1.23 x       1.23 x

PRINCIPAL INVESTMENTS**
TYPE OF INVESTMENT:
  Direct investments in public entities
  Direct investments in nonpublic entities
  Indirect investments (fund)

     TOTAL INVESTMENTS


TYPE OF SECURITY:
  Common stock
  Convertible debt and preferred stock
  Investments in partnerships, funds and other equity instruments
  Mezzanine (subordinated) debt

     TOTAL INVESTMENTS


MEMO:
Commitments to fund principal investments

* Parent Company investment in subsidiaries and intangible assets divided by consolidated equity

** Includes equity and mezzanine capital investments in nonpublic and public entities entered into by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------


                                                                  2002                                      2001
                                                     -------------------------------     -------------------------------------------

                                                     3RD QTR     2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                     -------     -------     -------     -------     -------     -------     -------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio*                       $  846.0    $  766.6    $  761.8    $1,182.1    $1,199.7    $1,177.1    $1,220.1
     Loans held for securitization                        --          --       141.7         4.0          --          --       131.3
     Loans securitized                               1,450.0     1,450.0     1,308.3     1,025.0     1,025.0     1,025.0       874.1
                                                    --------    --------    --------    --------    --------    --------    --------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS*    $2,296.0    $2,216.6    $2,211.8    $2,211.1    $2,224.7    $2,202.1    $2,225.5
                                                    ========    ========    ========    ========    ========    ========    ========

  End of period balances:
     Loans held in portfolio*                       $  839.1    $  818.6    $  711.6    $  839.1    $1,188.9    $1,212.1    $1,157.8
     Loans held for securitization                        --          --          --       402.3          --          --          --
     Loans securitized                               1,450.0     1,450.0     1,450.0     1,025.0     1,025.0     1,025.0     1,025.0
                                                    --------    --------    --------    --------    --------    --------    --------
        TOTAL MANAGED CREDIT CARD LOANS*            $2,289.1    $2,268.6    $2,161.6    $2,266.4    $2,213.9    $2,237.1    $2,182.8
                                                    ========    ========    ========    ========    ========    ========    ========

AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS**:
  Average balances:
     Loans held in portfolio                        $3,460.4    $3,257.3    $3,314.9    $3,991.8    $4,415.7    $4,343.4    $4,278.1
     Loans held for securitization                        --          --     1,007.0       476.0          --          --          --
     Loans securitized                                 968.7     1,059.5        37.0          --          --          --          --
                                                    --------    --------    --------    --------    --------    --------    --------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS      $4,429.1    $4,316.8    $4,358.9    $4,467.8    $4,415.7    $4,343.4    $4,278.1
                                                    ========    ========    ========    ========    ========    ========    ========

  End of period balances:
     Loans held in portfolio                        $3,568.7    $3,306.0    $3,216.4    $3,576.0    $4,450.0    $4,339.2    $4,280.7
     Loans held for securitization                        --          --          --       824.4          --          --          --
     Loans securitized                                 923.9     1,016.2     1,111.0          --          --          --          --
                                                    --------    --------    --------    --------    --------    --------    --------
        TOTAL MANAGED AUTOMOBILE LOANS              $4,492.6    $4,322.2    $4,327.4    $4,400.4    $4,450.0    $4,339.2    $4,280.7
                                                    ========    ========    ========    ========    ========    ========    ========

                                                     NINE MONTHS ENDED
                                                        SEPTEMBER 30,
                                                    --------------------

                                                      2002        2001
                                                    --------    --------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio*                       $  791.8    $1,192.9
     Loans held for securitization                      46.7        43.3
     Loans securitized                               1,403.3       981.3
                                                    --------    --------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS*    $2,241.8    $2,217.5
                                                    ========    ========

  End of period balances:
     Loans held in portfolio*
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED CREDIT CARD LOANS*


AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS**:
  Average balances:
     Loans held in portfolio                        $3,336.8    $4,346.2
     Loans held for securitization                     332.0          --
     Loans securitized                                 699.7          --
                                                    --------    --------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS      $4,368.5    $4,346.2
                                                    ========    ========

  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED AUTOMOBILE LOANS


* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document

**   Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------


                                                               2002
                                                 ---------------------------------
                                                 3RD QTR      2ND QTR      1ST QTR
                                                 -------      -------      -------
Per common share:
  Basic net income                              $    .61     $    .65     $    .73
  Diluted net income                                 .61          .63          .73
  Trailing four quarters basic net income           2.56         2.54         2.47
  Trailing four quarters diluted net income         2.54         2.51         2.45
  Dividend declared                                 .305         .295         .295
  Dividend paid                                     .305         .295         .295
Dividend payout ratio*                             50.00%       46.83%       40.41%
Dividend yield (annualized)**                       4.28         3.55         3.84
P/E ratio***                                       11.23 x      13.25 x      12.56 x

Common dividends declared                       $  186.5     $  179.6     $  179.2
Preferred dividends declared                          --           --           --

Common dividends paid                           $  186.5     $  179.6     $  179.2
Preferred dividends paid                              --           --           --

Shares outstanding****:
  Average basic                                  611,639      609,336      607,815
  Average diluted                                617,850      616,793      614,042
  Ending common                                  612,180      610,479      608,395

Common stock price:
  High                                          $  33.49     $  33.75     $  31.16
  Low                                              25.58        29.60        26.31
  Close                                            28.53        33.25        30.76

Book value per common share                     $  13.32     $  13.02     $  12.61
Tangible book value per common share               11.43        11.12        10.70
Other comprehensive income per share                 .14          .15          .12

Market to book value                               214.2%       255.4%       243.9%

Market capitalization of common stock           $ 17,465     $ 20,298     $ 18,714

                                                                                                     NINE MONTHS ENDED
                                                                      2001                             SEPTEMBER 30,
                                                 ----------------------------------------------     --------------------
                                                 4TH QTR      3RD QTR      2ND QTR      1ST QTR       2002        2001
                                                 -------      -------      -------      -------     --------    --------
Per common share:
  Basic net income                              $    .57     $    .59     $    .58     $    .56     $   1.99    $   1.73
  Diluted net income                                 .57          .58          .57          .55         1.97        1.70
  Trailing four quarters basic net income           2.30         2.23         2.19         2.17
  Trailing four quarters diluted net income         2.27         2.20         2.16         2.15
  Dividend declared                                 .295         .295         .285         .285         .895        .865
  Dividend paid                                     .295         .295         .285         .285         .895        .865
Dividend payout ratio*                             51.75%       50.86%       50.00%       51.82%       46.85%      52.27%
Dividend yield (annualized)**                       4.04         3.94         3.70         4.26
P/E ratio***                                       12.88 x      13.61 x      14.25 x      12.44 x

Common dividends declared                       $  179.0     $  178.4     $  171.3     $  171.1     $  545.3    $  520.8
Preferred dividends declared                          --           .1           .4           .5           --         1.0

Common dividends paid                           $  179.7     $  177.7     $  171.3     $  171.1     $  545.3    $  520.1
Preferred dividends paid                              .2           .4           .4           .5           --         1.3

Shares outstanding****:
  Average basic                                  606,940      605,005      601,529      600,889      609,611     602,489
  Average diluted                                612,984      613,829      610,782      610,100      616,243     611,584
  Ending common                                  607,355      606,005      603,093      600,750

Common stock price:
  High                                          $  30.30     $  32.70     $  30.86     $  30.31     $  33.75    $  32.70
  Low                                              26.15        26.00        25.56        23.69        25.58       23.69
  Close                                            29.24        29.95        30.78        26.75

Book value per common share                     $  12.15     $  11.87     $  11.52     $  11.19
Tangible book value per common share               10.23         9.91         9.52         9.23
Other comprehensive income per share                 .12          .11          .08          .05

Market to book value                               240.7%       252.3%       267.2%       239.1%

Market capitalization of common stock           $ 17,759     $ 18,150     $ 18,563     $ 16,070

*    Dividend declared divided by diluted net income per common share

**   Dividend declared (annualized) divided by quarter-end stock price

*** Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

**** In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------

                                                              2002
                                              -------------------------------------
                                               3RD QTR       2ND QTR       1ST QTR
                                              ---------     ---------     ---------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Total parent company debt                     $ 2,005.1     $ 1,922.7     $ 1,959.8
Subsidiary debt:
  Subordinated debt                             1,782.1       1,701.3       1,631.0
  Senior bank notes                            13,480.3      11,553.9      12,170.0
  Capital securities                              180.0         180.0         180.0
  FHLB advances and other                       3,750.6       3,746.6       3,749.7
                                              ---------     ---------     ---------
    Total subsidiary debt                      19,193.0      17,181.8      17,730.7
                                              ---------     ---------     ---------
  TOTAL LONG-TERM DEBT                        $21,198.1     $19,104.5     $19,690.5
                                              =========     =========     =========

BORROWED FUNDS:
U.S. Treasury demand notes                    $ 8,364.0     $ 6,285.5     $   577.8
Commercial paper and other                      1,438.4         373.8         531.5
                                              ---------     ---------     ---------
  TOTAL BORROWED FUNDS                        $ 9,802.4     $ 6,659.3     $ 1,109.4
                                              =========     =========     =========

STOCKHOLDERS' EQUITY
Preferred                                            --     $      .7     $      .7
Common                                        $ 8,156.9       7,947.1       7,671.5
                                              ---------     ---------     ---------
  TOTAL STOCKHOLDERS' EQUITY                  $ 8,156.9     $ 7,947.8     $ 7,672.2
                                              =========     =========     =========

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain (loss), net          $   220.9     $   173.2     $    82.8
SFAS 133 unrealized loss, net                    (133.1)        (82.8)        (12.7)
                                              ---------     ---------     ---------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                        $    87.8     $    90.4     $    70.1
                                              =========     =========     =========

RISK-BASED CAPITAL*
Tier 1 capital                                $ 7,081.5     $ 6,812.4     $ 6,546.2
Total risk-based capital                       10,795.9      10,519.1      10,323.9
Risk-weighted assets                           91,246.3      85,966.8      85,409.3

Tier 1 capital ratio                               7.76%         7.92%         7.66%
Total risk-based capital ratio                    11.83         12.24         12.09
Leverage ratio                                     7.09          7.05          6.49

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                  --            --            --
Average price of repurchased common shares           --            --            --
Total cost                                           --            --            --
Common shares remaining under authorization        15.6          15.6          15.6

SELECTED RATIOS AND OTHER
Long-term debt to equity                         259.88%       240.37%       256.65%
Long-term debt to total capitalization            72.21         70.62         71.96
Equity to assets                                   7.46          8.02          7.67
Common equity to assets                            7.46          8.02          7.67
Tangible equity to assets**                        6.47          6.93          6.58
Tangible common equity to assets**                 6.47          6.93          6.58

Minority interest***                          $    68.3     $    65.2     $    62.2

                                                                     2001
                                              ---------------------------------------------------
                                               4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                              ---------     ---------     ---------     ---------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Total parent company debt                     $ 1,968.7     $ 2,008.7     $ 1,948.3     $ 1,962.7
Subsidiary debt:
  Subordinated debt                             1,654.8       1,189.3       1,141.8       1,148.9
  Senior bank notes                             9,761.7       9,553.7       9,480.8       8,981.2
  Capital securities                              180.0         180.0         180.0         180.0
  FHLB advances and other                       3,751.0       3,751.1       3,742.8       3,236.7
                                              ---------     ---------     ---------     ---------
    Total subsidiary debt                      15,347.5      14,674.1      14,545.4      13,546.8
                                              ---------     ---------     ---------     ---------
  TOTAL LONG-TERM DEBT                        $17,316.2     $16,682.8     $16,493.7     $15,509.5
                                              =========     =========     =========     =========

BORROWED FUNDS:
U.S. Treasury demand notes                    $ 8,190.6     $ 1,065.6       2,872.1     $   792.8
Commercial paper and other                        388.1         470.2         613.8         851.5
                                              ---------     ---------     ---------     ---------
  TOTAL BORROWED FUNDS                        $ 8,578.7     $ 1,535.8     $ 3,485.9     $ 1,644.3
                                              =========     =========     =========     =========

STOCKHOLDERS' EQUITY
Preferred                                     $      .7     $     7.6     $    29.5     $    30.0
Common                                          7,380.5       7,194.5       6,950.4       6,724.0
                                              ---------     ---------     ---------     ---------
  TOTAL STOCKHOLDERS' EQUITY                  $ 7,381.2     $ 7,202.1     $ 6,979.9     $ 6,754.0
                                              =========     =========     =========     =========

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain (loss), net          $   105.7     $   173.2     $   100.7     $    84.6
SFAS 133 unrealized loss, net                     (33.4)       (106.8)        (52.2)        (52.1)
                                              ---------     ---------     ---------     ---------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                        $    72.3     $    66.4     $    48.5     $    32.5
                                              =========     =========     =========     =========

RISK-BASED CAPITAL*
Tier 1 capital                                $ 6,268.7     $ 6,100.2     $ 5,855.1     $ 5,686.2
Total risk-based capital                       10,135.4       9,470.5       9,264.4       9,160.7
Risk-weighted assets                           89,653.5      84,063.0      82,957.2      80,087.0

Tier 1 capital ratio                               6.99%         7.26%         7.06%         7.10%
Total risk-based capital ratio                    11.31         11.27         11.17         11.44
Leverage ratio                                     6.45          6.55          6.46          6.59

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                  --            --            --           9.3
Average price of repurchased common shares           --            --            --     $   17.84
Total cost                                           --            --            --        166.20
Common shares remaining under authorization        15.6          15.6          15.6          15.6

SELECTED RATIOS AND OTHER
Long-term debt to equity                         234.60%       231.64%       236.30%       229.63%
Long-term debt to total capitalization            70.11         69.85         70.26         69.66
Equity to assets                                   6.98          7.49          7.39          7.44
Common equity to assets                            6.98          7.48          7.36          7.40
Tangible equity to assets**                        5.94          6.33          6.19          6.22
Tangible common equity to assets**                 5.94          6.32          6.16          6.19

Minority interest***                          $    58.3     $    53.0     $    48.4     $    50.7

                                                                    2000
                                              --------------------------------------------------
                                               4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                              ---------    ---------     ---------     ---------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Total parent company debt                     $ 1,960.5    $ 1,960.9     $ 1,960.5     $ 2,060.3
Subsidiary debt:
  Subordinated debt                             1,118.8      1,118.6       1,118.4       1,119.2
  Senior bank notes                            11,654.3      9,495.0      10,140.8      10,790.6
  Capital securities                              180.0        180.0         180.0         180.0
  FHLB advances and other                       3,231.2      2,881.1       2,757.2       2,833.0
                                              ---------    ---------     ---------     ---------
    Total subsidiary debt                      16,184.3     13,674.7      14,196.4      14,922.8
                                              ---------    ---------     ---------     ---------
  TOTAL LONG-TERM DEBT                        $18,144.8    $15,635.6     $16,156.9     $16,983.1
                                              =========    =========     =========     =========

BORROWED FUNDS:
U.S. Treasury demand notes                    $   413.9    $ 1,583.2     $ 6,168.4     $ 4,304.1
Commercial paper and other                        489.8        700.1         806.4       1,236.7
                                              ---------    ---------     ---------     ---------
  TOTAL BORROWED FUNDS                        $   903.7    $ 2,283.3     $ 6,974.8     $ 5,540.8
                                              =========    =========     =========     =========

STOCKHOLDERS' EQUITY
Preferred                                     $    30.0    $    30.0     $    30.0     $    30.0
Common                                          6,739.8      6,437.4       6,103.5       5,887.6
                                              ---------    ---------     ---------     ---------
  TOTAL STOCKHOLDERS' EQUITY                  $ 6,769.8    $ 6,467.4     $ 6,133.5     $ 5,917.6
                                              =========    =========     =========     =========

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain (loss), net          $    60.6    $   (96.9)    $  (258.3)    $  (286.6)
SFAS 133 unrealized loss, net                        --           --            --            --
                                              ---------    ---------     ---------     ---------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                        $    60.6    $   (96.9)    $  (258.3)    $  (286.6)
                                              =========    =========     =========     =========

RISK-BASED CAPITAL*
Tier 1 capital                                $ 5,636.5    $ 5,554.7     $ 5,357.6     $ 5,147.4
Total risk-based capital                        9,191.1      9,157.7       8,977.0       8,645.5
Risk-weighted assets                           80,274.9     76,208.6      75,250.1      73,892.2

Tier 1 capital ratio                               7.02%        7.29%         7.12%         6.97%
Total risk-based capital ratio                    11.45        12.03         11.93         11.70
Leverage ratio                                     6.70         6.67          6.23          6.05

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                  .1           .2            --           2.2
Average price of repurchased common shares    $   21.02    $   20.60            --     $   21.93
Total cost                                         2.20         5.10            --         47.10
Common shares remaining under authorization        24.9         25.0          25.2          25.2

SELECTED RATIOS AND OTHER
Long-term debt to equity                         268.03%      241.76%       263.42%       286.99%
Long-term debt to total capitalization            72.83        70.74         72.48         74.16
Equity to assets                                   7.65         7.60          7.25          6.81
Common equity to assets                            7.61         7.57          7.21          6.78
Tangible equity to assets**                        6.38         6.24          5.84          5.41
Tangible common equity to assets**                 6.34         6.20          5.81          5.38

Minority interest***                          $    46.6    $    44.6     $    42.8     $    41.2

*    Third quarter 2002 risk-based capital is based upon preliminary data

**   Excludes goodwill and other intangible assets

***  Included in other liabilities on the consolidated balance sheet

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            NONINTEREST INCOME DETAIL
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------


                                                                                 2002
                                                                    -------------------------------
                                                                    3RD QTR     2ND QTR     1ST QTR
                                                                    -------     -------     -------
Mortgage banking revenue                                           $  178.0    $  247.5    $  195.2
Deposit service charges                                               132.2       125.8       118.8
Payment processing revenue                                            113.6       111.7       108.8
Trust and investment management fees                                   73.9        85.1        77.6
Card-related fees                                                      47.2        31.9        32.1
Other service fees                                                     23.6        30.7        21.6
Brokerage revenue                                                      24.9        30.8        27.1
Ineffective hedge and other derivative gains, net*                     (1.2)        1.7        10.9
Principal investment gains (losses), net                              (17.2)       (1.9)       (1.9)
Student loan sale gains (losses), net                                   1.3        10.3          .3
Demutualization gains on insurance company holdings                      --          --          --
Initial gains from the securitization of credit card receivables         --          --        24.8
Initial gain from the securitization of automobile receivables           --          --        25.3
Consideration from the sale of NAMCO preferred shares                    --         5.1          --
All other                                                              44.3        50.6        50.3
                                                                   --------    --------    --------
  TOTAL FEES AND OTHER INCOME                                         620.6       729.3       690.9
Bank stock fund                                                          --        41.6        48.4
Other securities                                                         .2         2.4         5.1
                                                                   --------    --------    --------
  TOTAL SECURITIES GAINS (LOSSES), NET                                   .2        44.0        53.5
                                                                   --------    --------    --------
    TOTAL NONINTEREST INCOME                                       $  620.8    $  773.3    $  744.4
                                                                   ========    ========    ========


                                                                                       2001
                                                                    -------------------------------------------
                                                                    4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                    -------     -------     -------     -------
Mortgage banking revenue                                           $  160.2    $  125.8    $  114.9    $  124.4
Deposit service charges                                               122.7       117.3       117.5       111.8
Payment processing revenue                                            122.2       120.3       115.7       106.4
Trust and investment management fees                                   72.5        79.4        86.0        81.9
Card-related fees                                                      43.6        42.7        38.5        44.7
Other service fees                                                     26.6        36.6        25.8        26.2
Brokerage revenue                                                      28.1        22.3        23.7        23.4
Ineffective hedge and other derivative gains, net*                     14.6         4.8         8.8         8.6
Principal investment gains (losses), net                               (3.8)       (5.8)        7.3          .4
Student loan sale gains (losses), net                                  (1.3)        5.0          .3         1.3
Demutualization gains on insurance company holdings                    20.0          --          --          --
Initial gains from the securitization of credit card receivables         --          --          --        20.6
Initial gain from the securitization of automobile receivables           --          --          --          --
Consideration from the sale of NAMCO preferred shares                    --          --        88.8          --
All other                                                              49.9        48.8        54.7        48.8
                                                                   --------    --------    --------    --------
  TOTAL FEES AND OTHER INCOME                                         655.3       597.2       682.0       598.5
Bank stock fund                                                          --        21.1        17.4        84.9
Other securities                                                       18.5          .1        (0.4)        3.2
                                                                   --------    --------    --------    --------
  TOTAL SECURITIES GAINS (LOSSES), NET                                 18.5        21.2        17.0        88.1
                                                                   --------    --------    --------    --------
    TOTAL NONINTEREST INCOME                                       $  673.8    $  618.4    $  699.0    $  686.6
                                                                   ========    ========    ========    ========

                                                                     NINE MONTHS ENDED
                                                                       SEPTEMBER 30,
                                                                   --------------------
                                                                     2002        2001
                                                                   --------    --------
Mortgage banking revenue                                           $  620.7    $  365.1
Deposit service charges                                               376.8       346.6
Payment processing revenue                                            334.1       342.4
Trust and investment management fees                                  236.6       247.3
Card-related fees                                                     111.2       125.9
Other service fees                                                     75.9        88.6
Brokerage revenue                                                      82.8        69.4
Ineffective hedge and other derivative gains, net*                     11.4        22.2
Principal investment gains (losses), net                              (21.0)        1.9
Student loan sale gains (losses), net                                  11.9         6.6
Demutualization gains on insurance company holdings                      --          --
Initial gains from the securitization of credit card receivables       24.8        20.6
Initial gain from the securitization of automobile receivables         25.3          --
Consideration from the sale of NAMCO preferred shares                   5.1        88.8
All other                                                             145.2       152.3
                                                                   --------    --------
  TOTAL FEES AND OTHER INCOME                                       2,040.8     1,877.7
Bank stock fund                                                        90.0       123.4
Other securities                                                        7.7         2.9
                                                                   --------    --------
  TOTAL SECURITIES GAINS (LOSSES), NET                                 97.7       126.3
                                                                   --------    --------
    TOTAL NONINTEREST INCOME                                       $2,138.5    $2,004.0
                                                                   ========    ========

* Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

                           NONINTEREST EXPENSE DETAIL
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------


                                                                 2002                                   2001
                                                     -----------------------------    ----------------------------------------
                                                     3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                     -------    -------    -------    -------    -------    -------    -------
Salaries, benefits, and other personnel             $  448.5   $  445.4   $  444.3   $  448.9   $  418.2   $  432.8   $  410.4
Equipment                                               56.7       61.3       62.3       64.7       53.6       60.7       60.0
Net occupancy                                           56.1       55.3       54.8       53.6       52.2       53.5       53.5
Third-party services                                    54.6       59.7       53.6       60.3       49.9       50.0       43.6
Card processing                                         51.0       52.1       53.8       57.5       50.3       47.6       43.5
Goodwill and other intangible asset amortization*        5.4        5.2        5.2       21.6       21.9       21.0       21.1
Telecommunications                                      21.2       22.1       21.4       21.1       21.3       20.9       21.3
Marketing and public relations                          25.5       75.4       26.1        7.1       23.6       24.1       16.5
Postage                                                 18.7       17.4       18.8       18.2       17.1       18.9       18.5
Travel and entertainment                                14.3       14.6       14.1       15.9       14.1       14.0       13.6
Supplies                                                13.0       12.6       12.7       15.6       13.5       13.8       12.7
State and local taxes                                   15.3       14.4       17.2       12.4       13.0       13.6       13.4
FDIC assessments                                         2.4        2.5        2.4        2.5        2.5        2.4        2.4
OREO expense, net                                        5.1        6.0        4.8        4.3        2.0        1.4         .7
Automobile lease residual value write-downs               --       37.7       13.2       13.4        2.4       18.1       33.5
Impairment, fraud, and other losses, net                22.7       52.6       20.3       23.5       25.0       21.5        9.9
Loss on commercial paper conduit consolidation          15.9         --         --         --         --         --         --
All other                                               43.8       39.6       49.9       43.7       34.9       25.8       30.4
                                                    --------   --------   --------   --------   --------   --------   --------
 TOTAL NONINTEREST EXPENSE                          $  870.2   $  973.9   $  874.9   $  884.3   $  815.5   $  840.1   $  805.0
                                                    ========   ========   ========   ========   ========   ========   ========

                                                     NINE MONTHS ENDED
                                                       SEPTEMBER 30,
                                                    -------------------
                                                      2002       2001
                                                    --------   --------
Salaries, benefits, and other personnel             $1,338.2   $1,261.4
Equipment                                              180.3      174.3
Net occupancy                                          166.2      159.2
Third-party services                                   167.9      143.5
Card processing                                        156.9      141.4
Goodwill and other intangible asset amortization*       15.8       64.0
Telecommunications                                      64.7       63.5
Marketing and public relations                         127.0       64.2
Postage                                                 54.9       54.5
Travel and entertainment                                43.0       41.7
Supplies                                                38.3       40.0
State and local taxes                                   46.9       40.0
FDIC assessments                                         7.3        7.3
OREO expense, net                                       15.9        4.1
Automobile lease residual value write-downs             50.9       54.0
Impairment, fraud, and other losses, net                95.6       56.4
Loss on commercial paper conduit consolidation          15.9         --
All other                                              133.3       91.1
                                                    --------   --------
 TOTAL NONINTEREST EXPENSE                          $2,719.0   $2,460.6
                                                    ========   ========

* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
             SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE DETAIL
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------


                                                         2002                                      2001
                                            -------------------------------     -------------------------------------------
                                            3RD QTR     2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                            -------     -------     -------     -------     -------     -------     -------
Salaries and wages                         $  297.2    $  289.8    $  289.2    $  287.5    $  288.0    $  284.3    $  274.7
Incentive compensation                        167.3       132.2       116.9       164.1       130.5       122.8        94.2
Payroll taxes                                  27.8        29.9        37.6        27.8        29.6        28.7        35.5
Contract labor                                 16.3        14.6        16.4        24.1        17.6        11.7         6.8
Deferred personnel costs                      (98.2)      (66.1)      (71.7)     (101.8)      (75.2)      (73.4)      (36.0)
Medical and other benefits                     39.4        39.7        38.6        34.1        38.0        37.6        37.5
Defined contribution plans                     14.0        13.4        20.1        12.7        12.8        15.7        14.4
Defined benefit pension plan                  (14.8)      (14.8)      (14.8)      (15.5)      (16.7)      (16.7)      (16.7)
Market valuation adjustments on deferred
  compensation liabilities                    (15.0)       (5.1)        3.0         3.9       (12.4)       10.0        (3.2)
Other                                          14.5        11.8         9.0        12.0         6.0        12.1         3.2
                                           --------    --------    --------    --------    --------    --------    --------

TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                       $  448.5    $  445.4    $  444.3    $  448.9    $  418.2    $  432.8    $  410.4
                                           ========    ========    ========    ========    ========    ========    ========

                                             NINE MONTHS ENDED
                                               SEPTEMBER 30,
                                           --------------------
                                             2002        2001
                                           --------    --------
Salaries and wages                         $  876.2    $  847.0
Incentive compensation                        416.4       347.5
Payroll taxes                                  95.3        93.8
Contract labor                                 47.3        36.1
Deferred personnel costs                     (236.0)     (184.6)
Medical and other benefits                    117.7       113.1
Defined contribution plans                     47.5        42.9
Defined benefit pension plan                  (44.4)      (50.1)
Market valuation adjustments on deferred
  compensation liabilities                    (17.1)       (5.6)
Other                                          35.3        21.3
                                           --------    --------

TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                       $1,338.2    $1,261.4
                                           ========    ========

               FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS*

--------------------------------------------------------------------------------

                                             2002                               2001
                                  ---------------------------   -------------------------------------
                                  3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                  -------   -------   -------   -------   -------   -------   -------
LINE OF BUSINESS STAFF:
  Retail Sales and Distribution    11,509    11,648    11,704    11,788    11,668    11,867    11,693
  Wholesale Banking                 2,085     2,135     2,120     2,145     2,162     2,206     2,173
  Consumer Finance                  2,431     2,361     2,212     2,118     2,074     1,989     2,104
  Asset Management                  1,956     1,987     2,006     2,094     2,135     2,163     2,214
  National City Mortgage            5,887     5,657     5,596     5,451     4,935     4,851     4,507
  National Processing               1,795     1,859     1,882     2,154     2,361     6,429     6,652

CORPORATE SUPPORT STAFF**           6,436     6,511     6,556     6,610     6,598     6,648     6,656
                                  -------   -------   -------   -------   -------   -------   -------
  TOTAL EMPLOYEES                  32,099    32,158    32,076    32,360    31,933    36,153    35,999
                                  =======   =======   =======   =======   =======   =======   =======

                                                  2000
                                  -------------------------------------
                                  4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                  -------   -------   -------   -------
LINE OF BUSINESS STAFF:
  Retail Sales and Distribution    11,719    11,779    12,273    12,298
  Wholesale Banking                 2,217     2,217     2,207     2,194
  Consumer Finance                  2,124     2,142     2,266     2,274
  Asset Management                  2,247     2,236     2,240     2,257
  National City Mortgage            4,174     4,234     4,274     4,246
  National Processing               6,888     7,383     7,654     7,501

CORPORATE SUPPORT STAFF**           6,728     6,775     6,790     6,688
                                  -------   -------   -------   -------
  TOTAL EMPLOYEES                  36,097    36,766    37,704    37,458
                                  =======   =======   =======   =======

*    Represents period-end, active, full-time equivalent employees

** Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CREDIT QUALITY STATISTICS
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------


                                                             2002                                         2001
                                                -------------------------------      ---------------------------------------------
                                                3RD QTR     2ND QTR     1ST QTR      4TH QTR      3RD QTR      2ND QTR     1ST QTR
                                                -------     -------     -------      -------      -------      -------     -------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                  $1,030.5    $1,000.0    $  997.3     $1,008.4     $  989.9     $  929.7    $  928.6
Provision                                         169.2       165.5       188.6        209.0        160.0        152.9        83.4
Allowance related to loans acquired (sold or
  securitized)                                       --          --        (4.5)       (72.5)        (2.4)          --          .9
Charge-offs:
  Commercial                                       66.6        72.0       106.0         61.0         71.8         38.2        28.7
  Real estate - commercial                          5.7         8.2         2.3          3.9          6.2          3.0         3.0
  Real estate - residential                        17.1        19.6        23.8         25.2         13.6         11.3        10.0
  Consumer                                         36.2        38.7        54.7         60.2         50.3         43.0        45.4
  Credit card                                      19.9        19.0        22.6         25.1         25.2         24.3        23.5
  Home equity                                       4.8         4.8         4.7          5.0          3.8          3.2         2.1
                                               --------    --------    --------     --------     --------     --------    --------
Total charge-offs                                 150.3       162.3       214.1        180.4        170.9        123.0       112.7
                                               --------    --------    --------     --------     --------     --------    --------

Recoveries:
  Commercial                                        7.8         4.3         7.6          4.0          3.4          5.0         4.4
  Real estate - commercial                          2.0         1.1         0.7          2.6           .6          1.3         1.3
  Real estate - residential                         1.2         1.1         0.8          0.3           .8           .1          .2
  Consumer                                         16.4        18.0        20.0         21.9         16.3         18.3        17.9
  Credit card                                       2.2         1.6         2.6          3.2         10.0          4.8         4.9
  Home equity                                        .8         1.2         1.0           .8           .7          0.8         0.8
                                               --------    --------    --------     --------     --------     --------    --------
Total recoveries                                   30.4        27.3        32.7         32.8         31.8         30.3        29.5
                                               --------    --------    --------     --------     --------     --------    --------

Net charge-offs                                   119.9       135.0       181.4        147.6        139.1         92.7        83.2
                                               --------    --------    --------     --------     --------     --------    --------
Ending loan loss allowance                     $1,079.8    $1,030.5    $1,000.0     $  997.3     $1,008.4     $  989.9    $  929.7
                                               ========    ========    ========     ========     ========     ========    ========


MEMO:
Net charge-offs on:
  Securitized credit cards                     $   18.4    $   18.3    $   17.7     $   13.4     $   12.8     $   14.3    $    9.7
  Managed credit cards*                            29.6        29.3        31.7         29.1         21.7         30.3        24.3
  Securitized automobile loans                      1.6          .7          --           --           --           --          --
  Managed automobile loans**                        8.9         8.1        14.5         15.7         13.9          8.4        11.7

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
Commercial                                          .94%       1.08%       1.53%         .84%         .99%         .48%        .37%
Real estate - commercial                            .18         .37         .09          .07          .33          .10         .10
Real estate - residential                           .40         .49         .62          .67          .36          .33         .29
Consumer                                            .72         .74        1.24         1.27         1.09          .80         .93
Credit card                                        3.65        3.87        4.56         3.95         2.75         3.67        3.55
Home equity                                         .21         .21         .25          .29          .23          .20         .11
                                               --------    --------    --------     --------     --------     --------    --------
  TOTAL NET CHARGE-OFFS                             .69%        .80%       1.08%         .85%         .81%         .55%        .51%
                                               ========    ========    ========     ========     ========     ========    ========

MEMO:
Securitized credit cards                           5.00%       5.07%       5.49%        5.19%        4.95%        5.60%       4.50%
Managed credit cards*                              5.12%       5.30%       5.81%        5.22%        3.88%        5.52%       4.43%
Securitized automobile loans                        .66%        .27%         --           --           --           --          --
Managed automobile loans**                          .80%        .75%       1.35%        1.39%        1.25%         .78%       1.11%

                                                 NINE MONTHS ENDED
                                                   SEPTEMBER 30,
                                               ---------------------
                                                 2002         2001
                                               --------     --------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                  $  997.3     $  928.6
Provision                                         523.3        396.3
Allowance related to loans acquired (sold or
  securitized)                                     (4.5)        (1.5)
Charge-offs:
  Commercial                                      244.6        138.7
  Real estate - commercial                         16.2         12.2
  Real estate - residential                        60.5         34.8
  Consumer                                        129.6        138.7
  Credit card                                      61.5         73.0
  Home equity                                      14.3          9.1
                                               --------     --------
Total charge-offs                                 526.7        406.5
                                               --------     --------

Recoveries:
  Commercial                                       19.7         12.8
  Real estate - commercial                          3.8          3.2
  Real estate - residential                         3.1          1.0
  Consumer                                         54.4         52.5
  Credit card                                       6.4         19.7
  Home equity                                       3.0          2.3
                                               --------     --------
Total recoveries                                   90.4         91.5
                                               --------     --------

Net charge-offs                                   436.3        315.0
                                               --------     --------
Ending loan loss allowance                     $1,079.8     $1,008.4
                                               ========     ========


MEMO:
Net charge-offs on:
  Securitized credit cards                     $   54.4     $   36.8
  Managed credit cards*                            90.6         76.3
  Securitized automobile loans                      2.3           --
  Managed automobile loans**                       31.5         34.0

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
Commercial                                         1.19%         .62%
Real estate - commercial                            .21          .18
Real estate - residential                           .50          .33
Consumer                                            .90          .94
Credit card                                        4.01         3.31
Home equity                                         .22          .18
                                               --------     --------
  TOTAL NET CHARGE-OFFS                             .85%         .63%
                                               ========     ========

MEMO:
Securitized credit cards                           5.18%        5.01%
Managed credit cards*                              5.40%        4.60%
Securitized automobile loans                        .45%          --
Managed automobile loans**                          .96%        1.05%

* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document

**   Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                                2002                                   2001
                                                    -----------------------------    ----------------------------------------
                                                    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -------    -------    -------    -------    -------    -------    -------
NONPERFORMING ASSETS
Commercial                                          $ 443.4    $ 420.7    $ 368.3    $ 364.2    $ 354.1    $ 266.3    $ 216.5
Real estate - commercial                               77.7       57.2       53.3       63.9       56.1       56.1       57.1
Real estate - residential                             226.4      225.9      228.4      165.9      176.6      134.3      130.4
                                                    -------    -------    -------    -------    -------    -------    -------
  Total nonperforming loans                           747.5      703.8      650.0      594.0      586.8      456.7      404.0
Other real estate owned                               104.6       89.4       65.6       64.3       62.1       52.0       43.1
                                                    -------    -------    -------    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS                        $ 852.1    $ 793.2    $ 715.6    $ 658.3    $ 648.9    $ 508.7    $ 447.1
                                                    =======    =======    =======    =======    =======    =======    =======


PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                             52.0%      53.0%      51.5%      55.3%      54.6%      52.4%      48.4%
Real estate - commercial                                9.1        7.2        7.4        9.7        8.6       11.0       12.8
Real estate - residential                              26.6       28.5       31.9       25.2       27.2       26.4       29.2
Other real estate owned                                12.3       11.3        9.2        9.8        9.6       10.2        9.6


LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                          $  77.2    $  64.0    $  67.9    $  57.9    $  70.9    $ 103.0    $  59.7
Real estate - commercial                               17.1       29.5       30.9       29.6       35.5       19.5       21.1
Real estate - residential                             442.0      385.0      381.3      396.9      380.0      307.0      300.7
Consumer                                               17.9       18.0       21.0       27.9       22.6       19.9       20.0
Credit card                                             7.9        7.4        7.8       12.4       11.1       10.2       11.6
Home equity                                            14.6       15.2       16.9       17.0       10.1        8.4       10.0
                                                    -------    -------    -------    -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE                     $ 576.7    $ 519.1    $ 525.8    $ 541.7    $ 530.2    $ 468.0    $ 423.1
                                                    =======    =======    =======    =======    =======    =======    =======

NPAs to portfolio loans and OREO                       1.20%      1.15%      1.05%       .97%       .94%       .75%       .67%
NPAs to total assets                                    .78        .80        .72        .62        .67        .54        .49
Loan loss allowance to nonperforming loans           144.44     146.42     153.84     167.90     171.85     216.75     230.12
Loan loss allowance to period-end portfolio loans      1.52       1.50       1.47       1.47       1.46       1.46       1.39
Loan loss allowance (period-end) to annualized
  net charge-offs                                    227.03     190.26     135.90     170.37     182.63     266.34     275.62

                                                                      2000
                                                    ----------------------------------------
                                                    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -------    -------    -------    -------
NONPERFORMING ASSETS
Commercial                                          $ 183.2    $ 170.8    $ 155.5    $ 138.6
Real estate - commercial                               67.0       69.3       75.5       76.2
Real estate - residential                             118.8       97.5       82.7       76.0
                                                    -------    -------    -------    -------
  Total nonperforming loans                           369.0      337.6      313.7      290.8
Other real estate owned                                33.3       27.7       25.6       23.3
                                                    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS                        $ 402.3    $ 365.3    $ 339.3    $ 314.1
                                                    =======    =======    =======    =======


PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                             45.5%      46.7%      45.8%      44.1%
Real estate - commercial                               16.7       19.0       22.3       24.3
Real estate - residential                              29.5       26.7       24.4       24.2
Other real estate owned                                 8.3        7.6        7.5        7.4


LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                          $  50.0    $  53.9    $  55.3    $  51.1
Real estate - commercial                               22.6       18.6       13.2       20.8
Real estate - residential                             229.6      198.3      141.9      139.1
Consumer                                               25.8       26.4       22.2       22.7
Credit card                                             6.1        6.6       10.4       11.7
Home equity                                             7.7        6.5        6.4        4.6
                                                    -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE                     $ 341.8    $ 310.3    $ 249.4    $ 250.0
                                                    =======    =======    =======    =======

NPAs to portfolio loans and OREO                        .61%       .57%       .55%       .51%
NPAs to total assets                                    .45        .43        .40        .36
Loan loss allowance to nonperforming loans           251.65     280.07     309.31     333.77
Loan loss allowance to period-end portfolio loans      1.42       1.49       1.58       1.57
Loan loss allowance (period-end) to annualized
  net charge-offs                                    288.19     339.40     352.32     365.85


            TEN LARGEST NONPERFORMING ASSETS AS OF SEPTEMBER 30, 2002
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                                             Amount         As a percentage of Total
                         Industry                                      Portfolio           Outstanding        Nonperforming Assets
------------------------------------------------------               ---------------       ------------     ------------------------
Cable                                                                  Commercial              $ 24,408 *               2.9%
Telecomm                                                               Commercial                22,902 *               2.7%
Manufacturing                                                          Commercial                18,569 *               2.2%
Manufacturing                                                          Commercial                17,010 *               2.0%
Manufacturing                                                          Commercial                14,944 *               1.8%
Retail                                                            Commercial/Real Estate         13,174                 1.5%
Mining                                                                 Commercial                13,055 *               1.5%
Manufacturing                                                          Commercial                12,429                 1.5%
Telecomm                                                               Commercial                 9,656 *               1.1%
Manufacturing                                                          Commercial                 9,600 *               1.1%
                                                                                           ------------     ------------------------
                                                                                               $155,747                18.3%

Total nonperforming assets                                                                     $852,134               100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other real estate                             1.20%

*Loan represents a participation in a shared national credit

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
               RETAIL SALES AND DISTRIBUTION PERFORMANCE MEASURES

                                                          2002                                   2001
                                              -----------------------------    ----------------------------------------
                                              3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                              -------    -------    -------    -------    -------    -------    -------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Personal noninterest bearing checking    1,592.7    1,555.3    1,533.9    1,506.7    1,506.9    1,506.7    1,522.1
     Personal interest bearing checking         662.6      642.7      629.9      615.5      605.0      590.9      577.8
     Personal money market savings              423.0      415.5      406.3      392.2      389.0      383.9      375.7
     Personal regular savings                   946.9      963.2      978.4      992.6    1,022.7    1,047.3    1,068.6
                                             --------   --------   --------   --------   --------   --------   --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS     3,625.2    3,576.7    3,548.5    3,507.0    3,523.6    3,528.8    3,544.2
                                             ========   ========   ========   ========   ========   ========   ========

Average account size:
     Personal noninterest bearing checking   $  1,788   $  1,906   $  1,871   $  1,821   $  1,837   $  1,890   $  1,845
     Personal interest bearing checking         9,232      8,459      8,232      7,986      7,829      7,942      7,973
     Personal money market savings             26,749     27,547     28,131     28,647     28,138     27,668     27,008
     Personal regular savings                   2,353      2,415      2,368      2,332      2,332      2,370      2,386
                                             --------   --------   --------   --------   --------   --------   --------
          TOTAL AVERAGE ACCOUNT SIZE         $  6,191   $  6,196   $  6,111   $  6,026   $  5,889   $  5,831   $  5,638
                                             ========   ========   ========   ========   ========   ========   ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)               266.1      263.8      261.5      258.3      257.2      257.8      257.5
Average account size                         $ 20,938   $ 20,301   $ 20,191   $ 21,189   $ 20,427   $ 19,865   $ 19,332

TIME DEPOSITS:
Number of accounts (in thousands)               950.1      983.7      995.2    1,000.1    1,025.3    1,055.8    1,080.3
Average account size                         $ 15,356   $ 15,044   $ 14,806   $ 14,485   $ 14,351   $ 14,249   $ 14,175


LOAN PRODUCTION METRICS (# OF LOANS)

Home equity installment loan originations      11,730     12,034     12,154     14,527     13,014     15,526      9,524
Revolving home equity loan originations        22,502     28,578     26,672     27,088     23,968     27,450     19,937
                                             --------   --------   --------   --------   --------   --------   --------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*      34,232     40,612     38,826     41,615     36,982     42,976     29,461
                                             ========   ========   ========   ========   ========   ========   ========

CONFORMING MORTGAGE LOAN ORIGINATIONS**        15,225     10,360     11,276     19,280     12,105     15,185      8,866


BANK BRANCHES
Traditional                                       652        654        653        646        645        648        652
Limited service                                    23         20         20         27         28         74         74
In-store                                           70         73         74         81         81         83         83
Bank express                                      400        401        402        396        396        396        395
                                             --------   --------   --------   --------   --------   --------   --------
    TOTAL BANK BRANCHES                         1,145      1,148      1,149      1,150      1,150      1,201      1,204
                                             ========   ========   ========   ========   ========   ========   ========

ATMS                                            1,615      1,633      1,637      1,646      1,641      1,653      1,661

ONLINE BANKING CUSTOMERS                      477,176    401,414    343,234    275,900    224,344    174,369    138,033

                                                                2000
                                              ----------------------------------------
                                              4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                              -------    -------    -------    -------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Personal noninterest bearing checking    1,544.7    1,586.9    1,588.0    1,594.7
     Personal interest bearing checking         563.8      552.8      532.7      528.7
     Personal money market savings              366.7      369.4      374.3      375.2
     Personal regular savings                 1,085.8    1,119.9    1,148.3    1,170.2
                                             --------   --------   --------   --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS     3,561.0    3,629.0    3,643.3    3,668.8
                                             ========   ========   ========   ========

Average account size:
     Personal noninterest bearing checking   $  1,776   $  1,801   $  1,891   $  1,827
     Personal interest bearing checking         8,018      8,122      8,490      8,515
     Personal money market savings             25,946     25,234     25,008     25,042
     Personal regular savings                   2,437      2,519      2,613      2,629
                                             --------   --------   --------   --------
          TOTAL AVERAGE ACCOUNT SIZE         $  5,430   $  5,368   $  5,455   $  5,415
                                             ========   ========   ========   ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)               256.7      262.6      264.8      267.4
Average account size                         $ 20,370   $ 19,697   $ 19,818   $ 19,615

TIME DEPOSITS:
Number of accounts (in thousands)             1,084.1    1,099.0    1,120.9    1,133.9
Average account size                         $ 14,156   $ 13,835   $ 13,435   $ 13,017


LOAN PRODUCTION METRICS (# OF LOANS)

Home equity installment loan originations      10,247     11,048     11,670      8,842
Revolving home equity loan originations        20,029     18,505     23,888     17,058
                                             --------   --------   --------   --------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*      30,276     29,553     35,558     25,900
                                             ========   ========   ========   ========

CONFORMING MORTGAGE LOAN ORIGINATIONS**         6,191      6,252      6,443      4,474


BANK BRANCHES
Traditional                                       654        693        763        833
Limited service                                    75         74         76         77
In-store                                           83         85         92         92
Bank express                                      395        355        290        233
                                             --------   --------   --------   --------
    TOTAL BANK BRANCHES                         1,207      1,207      1,221      1,235
                                             ========   ========   ========   ========

ATMS                                            1,670      1,692      1,729      1,743

ONLINE BANKING CUSTOMERS                      108,142     85,344     56,195     28,499

*    Excludes National Home Equity loans generated by Consumer Finance

** Represents only those loans originated by Retail Sales and Distribution. Does not include loans originated by National City Mortgage Co. A portion of these loans are sold in the secondary market through National City Mortgage Co. - see affiliate bank originations in the Mortgage Banking section on page 21.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CONSOLIDATED TRUST ASSETS
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                                           2002
                                                            -----------------------------------
                                                             3RD QTR      2ND QTR      1ST QTR
                                                            ---------    ---------    ---------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                           $  61,223    $  65,100    $  65,149
     Estimated change due to market impact                     (3,017)      (3,184)         675
     Other activity, net                                       (1,231)        (693)        (724)
                                                            ---------    ---------    ---------
     Value at end of period                                    56,975       61,223       65,100
                                                            ---------    ---------    ---------

  Non-managed assets:
     Value at beginning of period                              79,881       83,464       82,669
     Estimated change due to market impact                     (6,972)      (2,879)       1,745
     Other activity, net                                         (101)        (704)        (950)
                                                            ---------    ---------    ---------
     Value at end of period                                    72,808       79,881       83,464
                                                            ---------    ---------    ---------
     TOTAL ASSETS AT END OF PERIOD                          $ 129,783    $ 141,104    $ 148,564
                                                            =========    =========    =========


  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  16,607    $  17,644    $  17,781

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and other                                 $  19,209    $  19,834    $  20,194
     Equity                                                    50,355       58,822       66,086
     Fixed income                                              60,219       62,448       62,284
                                                            ---------    ---------    ---------
        TOTAL                                               $ 129,783    $ 141,104    $ 148,564
                                                            =========    =========    =========

  Type of business:
     Investment management and personal trust               $  46,453    $  50,174    $  53,120
     Corporate trust                                           45,001       49,070       49,998
     Retirement plan services                                  15,640       17,248       18,936
     Charitable and endowment                                  11,995       12,765       13,735
     Other                                                     10,694       11,847       12,775
                                                            ---------    ---------    ---------
         TOTAL                                              $ 129,783    $ 141,104    $ 148,564
                                                            =========    =========    =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and  other                                       15%          14%          14%
     Equity                                                        39%          42%          44%
     Fixed income                                                  46%          44%          42%

  Type of business:
     Investment management and personal trust                      36%          36%          36%
     Corporate trust                                               35%          35%          33%
     Retirement plan services                                      12%          12%          13%
     Charitable and endowment                                       9%           9%           9%
     Other                                                          8%           8%           9%

                                                                                  2001
                                                            ------------------------------------------------
                                                             4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                            ---------    ---------    ---------    ---------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                           $  61,349    $  63,777    $  61,765    $  66,155
     Estimated change due to market impact                      2,778       (2,735)       2,754       (3,355)
     Other activity, net                                        1,022          307         (742)      (1,035)
                                                            ---------    ---------    ---------    ---------
     Value at end of period                                    65,149       61,349       63,777       61,765
                                                            ---------    ---------    ---------    ---------

  Non-managed assets:
     Value at beginning of period                              78,637       82,913       80,439       84,900
     Estimated change due to market impact                      3,957       (4,169)       2,962       (3,348)
     Other activity, net                                           75         (107)        (488)      (1,113)
                                                            ---------    ---------    ---------    ---------
     Value at end of period                                    82,669       78,637       82,913       80,439
                                                            ---------    ---------    ---------    ---------
     TOTAL ASSETS AT END OF PERIOD                          $ 147,818    $ 139,986    $ 146,690    $ 142,204
                                                            =========    =========    =========    =========


  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  18,489    $  16,417    $  16,868    $  16,443

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and other                                 $  20,489    $  18,830    $  18,278    $  16,702
     Equity                                                    65,707       60,504       66,853       63,955
     Fixed income                                              61,622       60,652       61,559       61,547
                                                            ---------    ---------    ---------    ---------
        TOTAL                                               $ 147,818    $ 139,986    $ 146,690    $ 142,204
                                                            =========    =========    =========    =========

  Type of business:
     Investment management and personal trust               $  53,275    $  50,221    $  52,695    $  51,618
     Corporate trust                                           48,373       45,905       46,842       44,397
     Retirement plan services                                  19,773       19,086       19,989       19,372
     Charitable and endowment                                  13,789       13,195       14,817       14,541
     Other                                                     12,608       11,579       12,347       12,276
                                                            ---------    ---------    ---------    ---------
         TOTAL                                              $ 147,818    $ 139,986    $ 146,690    $ 142,204
                                                            =========    =========    =========    =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and  other                                       14%          13%          12%          12%
     Equity                                                        44%          44%          46%          45%
     Fixed income                                                  42%          43%          42%          43%

  Type of business:
     Investment management and personal trust                      36%          36%          36%          36%
     Corporate trust                                               33%          33%          32%          31%
     Retirement plan services                                      13%          14%          14%          14%
     Charitable and endowment                                       9%           9%          10%          10%
     Other                                                          9%           8%           8%           9%

                                                                                  2000
                                                            ------------------------------------------------
                                                             4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                            ---------    ---------    ---------    ---------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period
     Estimated change due to market impact
     Other activity, net
                                                            ---------    ---------    ---------    ---------
     Value at end of period                                 $  66,155    $  63,933    $  64,455    $  63,884
                                                            ---------    ---------    ---------    ---------

  Non-managed assets:
     Value at beginning of period
     Estimated change due to market impact
     Other activity, net
                                                            ---------    ---------    ---------    ---------
     Value at end of period                                    84,900       87,627       87,090       83,511
                                                            ---------    ---------    ---------    ---------
     TOTAL ASSETS AT END OF PERIOD                          $ 151,055    $ 151,560    $ 151,545    $ 147,395
                                                            =========    =========    =========    =========


  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  16,852    $  16,204    $  16,212    $  16,600

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and other
     Equity
     Fixed income

        TOTAL


  Type of business:
     Investment management and personal trust
     Corporate trust
     Retirement plan services
     Charitable and endowment
     Other

         TOTAL


PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and  other
     Equity
     Fixed income

  Type of business:
     Investment management and personal trust
     Corporate trust
     Retirement plan services
     Charitable and endowment
     Other

                                   Unaudited
                           National City Corporation
                    CONSOLIDATED MORTGAGE BANKING STATISTICS
                                ($ in millions)


                                                                                2002
                                                               -------------------------------------
                                                                3RD QTR       2ND QTR       1ST QTR
                                                               -------------------------------------
REVENUE COMPONENTS

Servicing:
    Net servicing fees                                         $    97.1     $    93.5     $    88.3
    Amortization of mortgage servicing assets                     (110.7)        (77.5)        (69.1)
    Mortgage servicing asset impairment (charge) recovery          (46.9)        (87.2)         13.0
    Servicing asset ineffective hedge and other derivative
       gains (losses), net                                         147.6         112.5          23.5
    Gains on sales of servicing rights                                --            --            --
Conforming origination and sales revenue                            64.4         162.8         125.7
Other                                                                 --            --            --
                                                               ---------     ---------     ---------
    Total conforming revenue                                       151.5         204.1         181.4
Nonconforming origination and sales revenue (First Franklin)        26.5          43.4          13.8
                                                               ---------     ---------     ---------

   TOTAL MORTGAGE BANKING REVENUE                              $   178.0     $   247.5     $   195.2
                                                               =========     =========     =========


APPLICATION DATA

Conforming applications                                        $  42,432     $  23,387     $  21,401


PERCENTAGE OF CONFORMING APPLICATIONS
   REPRESENTED BY:

       Refinances                                                     73%           48%           52%
       Government loans                                               16%           20%           20%
       Adjustable-rate loans                                           8%           10%            8%

PRODUCTION DATA

Conforming originations:
     Retail                                                    $   7,614     $   5,036     $   4,919
     Wholesale                                                    11,983         7,348         8,140
     Affiliate banks                                               2,018         1,221         1,330
                                                               ---------     ---------     ---------
     Total conforming originations                                21,615        13,605        14,389
Nonconforming originations (First Franklin)                        1,333         1,248           626
                                                               ---------     ---------     ---------

   TOTAL LOANS ORIGINATED FOR SALE                             $  22,948     $  14,853     $  15,015
                                                               =========     =========     =========


PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:

       Refinances                                                     64%           46%           62%
       Government loans                                               17%           22%           18%
       Adjustable-rate loans                                          10%           11%            8%

NATIONAL ORIGINATOR RANKING*                                                         7             7

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total
     conforming originations:
        California                                                    20%           22%           23%
        Maryland                                                       8%            6%            6%
        Virginia                                                       7%            7%            6%
        Illinois                                                       6%            6%            6%
        Texas                                                          5%            5%           --
        Ohio                                                          --            --             5%
        Arizona                                                       --            --            --

Conforming sales to secondary market                           $  14,921     $  15,390     $  16,989
Nonconforming loan sales (First Franklin)                            867         1,247           635
                                                               ---------     ---------     ---------
   TOTAL MORTGAGE LOAN SALES                                   $  15,788     $  16,637     $  17,624
                                                               =========     =========     =========


MEMO:

Total First Franklin nonconforming loan originations           $   2,706     $   2,396     $   2,009

                                                                                      2001
                                                               ---------------------------------------------------
                                                                4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                               ---------------------------------------------------
Servicing:
    Net servicing fees                                         $    78.8     $    69.9     $    61.3     $    60.8
    Amortization of mortgage servicing assets                      (60.9)        (50.3)        (45.2)        (40.2)
    Mortgage servicing asset impairment (charge) recovery          (36.0)        (33.0)        (24.4)       (198.3)
    Servicing asset ineffective hedge and other derivative
       gains (losses), net                                          60.4          51.6          (4.9)        221.4
    Gains on sales of servicing rights                                --            --            --           3.0
Conforming origination and sales revenue                            91.6          84.6          98.5          78.1
Other                                                                 --            --            --            --
                                                               ---------     ---------     ---------     ---------
    Total conforming revenue                                       133.9         122.8          85.3         124.8
Nonconforming origination and sales revenue (First Franklin)        26.3           3.0          29.6           (.4)
                                                               ---------     ---------     ---------     ---------

   TOTAL MORTGAGE BANKING REVENUE                              $   160.2     $   125.8     $   114.9     $   124.4
                                                               =========     =========     =========     =========


APPLICATION DATA

Conforming applications                                        $  30,094     $  20,454     $  19,867     $  19,807


PERCENTAGE OF CONFORMING APPLICATIONS
   REPRESENTED BY:

       Refinances                                                     71%           54%           50%           58%
       Government loans                                               11%           14%           15%           15%
       Adjustable-rate loans                                           7%            5%            3%            1%

PRODUCTION DATA

Conforming originations:
     Retail                                                    $   7,328     $   4,966     $   5,236     $   3,700
     Wholesale                                                    10,592         6,508         6,952         4,248
     Affiliate banks                                               2,408         1,382         1,734           989
                                                               ---------     ---------     ---------     ---------
     Total conforming originations                                20,328        12,856        13,922         8,937
Nonconforming originations (First Franklin)                          466           803           655           541
                                                               ---------     ---------     ---------     ---------

   TOTAL LOANS ORIGINATED FOR SALE                             $  20,794     $  13,659     $  14,577     $   9,478
                                                               =========     =========     =========     =========


PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:

       Refinances                                                     70%           49%           56%           58%
       Government loans                                               17%           23%           21%           25%
       Adjustable-rate loans                                           7%            8%            4%            3%

NATIONAL ORIGINATOR RANKING*                                           7             8             8            11

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total
     conforming originations:
        California                                                    18%           22%           20%           20%
        Maryland                                                       7%            6%           --             6%
        Virginia                                                       7%            6%            6%            6%
        Illinois                                                       7%            6%            6%            7%
        Texas                                                         --            --            --            --
        Ohio                                                           6%            6%            6%           --
        Arizona                                                       --            --             6%            6%

Conforming sales to secondary market                           $  12,152     $  12,378     $  10,374     $   6,105
Nonconforming loan sales (First Franklin)                            890           225           852           103
                                                               ---------     ---------     ---------     ---------
   TOTAL MORTGAGE LOAN SALES                                   $  13,042     $  12,603     $  11,226     $   6,208
                                                               =========     =========     =========     =========


MEMO:

Total First Franklin nonconforming loan originations           $   1,848     $   1,900     $   1,538     $   1,015

                                                                  NINE MONTHS ENDED
                                                                     SEPTEMBER 30,
                                                               -----------------------
                                                                2002             2001
                                                               -----------------------
Servicing:
    Net servicing fees                                         $   278.9     $   192.0
    Amortization of mortgage servicing assets                     (257.3)       (135.7)
    Mortgage servicing asset impairment (charge) recovery         (121.1)       (255.7)
    Servicing asset ineffective hedge and other derivative
       gains (losses), net                                         283.6         268.1
    Gains on sales of servicing rights                                --           3.0
Conforming origination and sales revenue                           352.9         261.2
Other                                                                 --            --
                                                               ---------     ---------
    Total conforming revenue                                       537.0         332.9
Nonconforming origination and sales revenue (First Franklin)        83.7          32.2
                                                               ---------     ---------

   TOTAL MORTGAGE BANKING REVENUE                              $   620.7     $   365.1
                                                               =========     =========


APPLICATION DATA

Conforming applications                                        $  87,220     $  60,128



PERCENTAGE OF CONFORMING APPLICATIONS
   REPRESENTED BY:

       Refinances                                                     61%           54%
       Government loans                                               18%           15%
       Adjustable-rate loans                                           9%            3%

PRODUCTION DATA

Conforming originations:
     Retail                                                    $  17,569     $  13,902
     Wholesale                                                    27,471        17,708
     Affiliate banks                                               4,569         4,105
                                                               ---------     ---------
     Total conforming originations                                49,609        35,715
Nonconforming originations (First Franklin)                        3,207         1,999
                                                               ---------     ---------

   TOTAL LOANS ORIGINATED FOR SALE                             $  52,816     $  37,714
                                                               =========     =========


PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:

       Refinances                                                     58%           54%
       Government loans                                               19%           23%
       Adjustable-rate loans                                          10%            5%


GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total
     conforming originations:
        California                                                    21%           21%
        Maryland                                                       7%            6%
        Virginia                                                       7%            6%
        Illinois                                                       6%            6%
        Texas                                                          5%           --
        Ohio                                                          --             6%
        Arizona                                                       --            --

Conforming sales to secondary market                           $  47,300     $  28,857
Nonconforming loan sales (First Franklin)                          2,749         1,180
                                                               ---------     ---------
   TOTAL MORTGAGE LOAN SALES                                   $  50,049     $  30,037
                                                               =========     =========


MEMO:

Total First Franklin nonconforming loan originations           $   7,111     $   4,453


* Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

                                   Unaudited
                           National City Corporation
              CONSOLIDATED MORTGAGE BANKING STATISTICS (continued)
                                ($ in millions)


                                                                              2002
                                                          -------------------------------------------
                                                            3RD QTR          2ND QTR         1ST QTR
                                                          -------------------------------------------
MORTGAGE SERVICING ASSETS
  Carrying value at beginning of period                   $   1,068.4     $   1,363.9     $   1,135.7
  Additions                                                     141.6           205.5           294.9
  Amortization                                                 (110.7)          (77.5)          (69.1)
  SFAS 133 basis adjustment                                    (348.2)         (331.5)           (6.0)
  SFAS 140 impairment (charge) recovery                         (46.9)          (87.2)           13.0
  Sales                                                         (13.6)           (4.8)           (4.6)
  Other                                                            --              --              --
                                                           -----------     -----------     -----------
  CARRYING VALUE AT END OF PERIOD                         $     690.6     $   1,068.4     $   1,363.9
                                                          ===========     ===========     ===========
RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL

  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                      0.70%           1.13%           1.60%

SERVICING  DATA


Servicing portfolio (UPB):

   Conventional                                           $    59,992     $    59,698     $    54,223
   Government                                                  22,164          20,890          19,242
   Jumbo and other                                             16,283          13,962          11,741
                                                          -----------     -----------     -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES              98,439          94,550          85,206
  Conforming mortgage loans held for sale in warehouse*         8,284           6,319           8,590
                                                          -----------     -----------     -----------

  TOTAL MORTGAGE LOANS SERVICED                           $   106,723     $   100,869     $    93,796
                                                          ===========     ===========     ===========


NATIONAL SERVICER RANKING**                                                         11              11

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES***:

     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California                                               14%             14%             13%
          Ohio                                                      8%              8%              8%
          Virginia                                                  6%              6%              6%
          Maryland                                                  6%              6%              6%
          Illinois                                                  6%              6%              6%
          Pennsylvania                                             --              --              --

SERVICING PORTFOLIO METRICS****:

 Total portfolio:
    Number of loans                                           792,005         754,040         699,062
    Average loan size                                        $123,591        $122,804        $118,781
    Weighted-average note rate                                   6.97%           7.04%           7.12%
    Weighted-average servicing fee                                 35 bps          35 bps          36 bps
    Weighted-average age in months                                 20              20              21
    Default rate                                                 4.68%           3.80%           4.38%



                                                                                       2001
                                                          ------------------------------------------------------------
                                                              4TH QTR        3RD QTR         2ND QTR         1ST QTR
                                                          ------------------------------------------------------------
MORTGAGE SERVICING ASSETS
  Carrying value at beginning of period                    $     817.6     $   1,007.4     $     863.9     $     999.7
  Additions                                                      177.3           175.1           178.6           102.7
  Amortization                                                   (60.9)          (50.3)          (45.2)          (40.2)
  SFAS 133 basis adjustment                                      240.7          (279.6)           36.1              --
  SFAS 140 impairment (charge) recovery                          (36.0)          (33.0)          (24.4)         (198.3)
  Sales                                                           (3.0)           (2.0)           (1.6)             --
  Other                                                             --              --              --              --
                                                            -----------     -----------     -----------     -----------



  CARRYING VALUE AT END OF PERIOD                          $   1,135.7     $     817.6     $   1,007.4     $     863.9
                                                           ===========     ===========     ===========     ===========



RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL

  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                       1.54%           1.17%           1.62%           1.51%

SERVICING  DATA


Servicing portfolio (UPB):

   Conventional                                            $    46,194
   Government                                                   17,988
   Jumbo and other                                               9,748
                                                           -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES               73,930          70,148          62,246          57,102
  Conforming mortgage loans held for sale in warehouse*          9,566           4,754           4,151           3,131
                                                           -----------     -----------     -----------     -----------

  TOTAL MORTGAGE LOANS SERVICED                            $    83,496     $    74,902     $    66,397     $    60,233
                                                           ===========     ===========     ===========     ===========


NATIONAL SERVICER RANKING**                                          12              12              12              13

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES***:

     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California                                                12%             11%              9%              7%
          Ohio                                                       9%              9%             10%             10%
          Virginia                                                   6%              6%              6%              6%
          Maryland                                                  --              --              --              --
          Illinois                                                   6%              6%              6%              6%
          Pennsylvania                                               6%              7%              7%              8%

SERVICING PORTFOLIO METRICS****:

 Total portfolio:
    Number of loans                                            639,720
    Average loan size                                         $112,466
    Weighted-average note rate                                    7.29%
    Weighted-average servicing fee                                  36 bps
    Weighted-average age in months                                  23
    Default rate                                                  5.44%



                                                                 NINE MONTHS ENDED
                                                                   SEPTEMBER 30,
                                                           ----------------------------
                                                              2002             2001
                                                           ----------------------------
MORTGAGE SERVICING ASSETS
  Carrying value at beginning of period                    $   1,135.7     $     999.7
  Additions                                                      642.1           456.4
  Amortization                                                  (257.3)         (135.7)
  SFAS 133 basis adjustment                                     (685.7)         (243.5)
  SFAS 140 impairment (charge) recovery                         (121.1)         (255.7)
  Sales                                                          (23.1)           (3.6)
  Other                                                                             --
                                                            -----------    -----------



  CARRYING VALUE AT END OF PERIOD                          $     690.6     $     817.6
                                                           ===========     ===========



RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL

  MORTGAGE LOANS SERVICED FOR THIRD PARTIES

SERVICING  DATA


Servicing portfolio (UPB):

   Conventional
   Government
   Jumbo and other

  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES
  Conforming mortgage loans held for sale in warehouse*


  TOTAL MORTGAGE LOANS SERVICED



NATIONAL SERVICER RANKING**

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES***:

     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California
          Ohio
          Virginia
          Maryland
          Illinois
          Pennsylvania

SERVICING PORTFOLIO METRICS****:

 Total portfolio:
    Number of loans
    Average loan size
    Weighted-average note rate
    Weighted-average servicing fee
    Weighted-average age in months
    Default rate


* Represents only those loans set up on loan system (i.e. - excludes work-in-process)

** Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

*** Based upon period-end UPB of mortgage loans serviced for third parties

**** Represents metrics only for third party serviced loans for which a related servicing asset exists

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)

                                                         2002
                                       ----------------------------------------
                                          3RD QTR       2ND QTR        1ST QTR
                                       ----------------------------------------
RETAIL SALES AND DISTRIBUTION

Net interest income (TE)               $   382,928    $   385,159    $   381,048
Provision for loan losses                   21,875         24,541         23,021
                                       -----------    -----------    -----------

Net interest income after provision        361,053        360,618        358,027
Noninterest income                         168,909        155,882        154,114
Noninterest expense                        298,778        294,275        290,889
                                       -----------    -----------    -----------

Income before taxes                        231,184        222,225        221,252
Income tax expense and TE adjustment        91,086         87,556         87,173
                                       -----------    -----------    -----------

Net income                             $   140,098    $   134,669    $   134,079
                                       ===========    ===========    ===========

Average assets (in millions)           $    17,423    $    17,111    $    17,690

WHOLESALE BANKING

Net interest income (TE)               $   252,368    $   255,497    $   247,078
Provision for loan losses                   73,833         83,576         94,004
                                       -----------    -----------    -----------

Net interest income after provision        178,535        171,921        153,074
Noninterest income                          51,396         80,526         72,357
Noninterest expense                        122,098        126,346        123,674
                                       -----------    -----------    -----------

Income before taxes                        107,833        126,101        101,757
Income tax expense and TE adjustment        42,952         49,347         39,761
                                       -----------    -----------    -----------

Net income                             $    64,881    $    76,754    $    61,996
                                       ===========    ===========    ===========

NON-CORE ITEMS (PRETAX)

Principal investment gains (losses)    ($   17,223)   ($    1,860)   ($    1,907)
                                       -----------    -----------    -----------

Total                                  ($   17,223)   ($    1,860)   ($    1,907)
                                       ===========    ===========    ===========

NON-CORE ITEMS (AFTER TAX)

Principal investment gains (losses)    ($   11,196)   ($    1,209)   ($    1,239)
                                       -----------    -----------    -----------

Total                                  ($   11,196)   ($    1,209)   ($    1,239)
                                       ===========    ===========    ===========

Average assets (in millions)           $    31,073    $    31,105    $    31,471

                                                                   2001
                                         ---------------------------------------------------------
                                            4TH QTR        3RD QTR         2ND QTR      1ST QTR
                                         ---------------------------------------------------------
RETAIL SALES AND DISTRIBUTION

Net interest income (TE)                  $   398,832    $   386,127    $   384,440   $   377,740
Provision for loan losses                      23,563         20,994         14,667        12,113
                                          -----------    -----------    -----------   -----------

Net interest income after provision           375,269        365,133        369,773       365,627
Noninterest income                            156,412        151,658        147,774       136,480
Noninterest expense                           315,973        293,917        286,134       278,414
                                          -----------    -----------    -----------   -----------

Income before taxes                           215,708        222,874        231,413       223,693
Income tax expense and TE adjustment           82,526         85,214         88,417        85,522
                                          -----------    -----------    -----------   -----------

Net income                                $   133,182    $   137,660    $   142,996   $   138,171
                                          ===========    ===========    ===========   ===========

Average assets (in millions)              $    17,510    $    17,263    $    17,071   $    16,683

WHOLESALE BANKING

Net interest income (TE)                  $   255,230    $   259,957    $   254,624   $   244,536
Provision for loan losses                      55,355         98,860         38,771        25,020
                                          -----------    -----------    -----------   -----------

Net interest income after provision           199,875        161,097        215,853       219,516
Noninterest income                             74,826         78,859         78,604        70,969
Noninterest expense                           126,997        124,160        128,335       121,729
                                          -----------    -----------    -----------   -----------

Income before taxes                           147,704        115,796        166,122       168,756
Income tax expense and TE adjustment           55,637         43,644         62,376        63,529
                                          -----------    -----------    -----------   -----------

Net income                                $    92,067    $    72,152    $   103,746   $   105,227
                                          ===========    ===========    ===========   ===========

NON-CORE ITEMS (PRETAX)

Principal investment gains (losses)    ($    3,841)   ($    5,756)    $    7,340    $       401
                                       -----------    -----------    -----------    -----------

Total                                  ($    3,841)   ($    5,756)    $    7,340    $       401
                                       ===========    ===========    ===========    ===========

NON-CORE ITEMS (AFTER TAX)

Principal investment gains (losses)    ($    2,497)   ($    3,741)    $    4,771    $       261
                                       -----------    -----------    -----------    -----------

Total                                  ($    2,497)   ($    3,741)    $    4,771    $       261
                                       ===========    ===========    ===========    ===========

Average assets (in millions)           $    32,127    $    32,189    $    31,763    $    31,186

                                                    YTD
                                        ---------------------------
                                            2002            2001
                                        ---------------------------
RETAIL SALES AND DISTRIBUTION

Net interest income (TE)                 $ 1,149,135    $ 1,148,307
Provision for loan losses                     69,437         47,774
                                         -----------    -----------

Net interest income after provision        1,079,698      1,100,533
Noninterest income                           478,905        435,912
Noninterest expense                          883,942        858,465
                                         -----------    -----------

Income before taxes                          674,661        677,980
Income tax expense and TE adjustment         265,815        259,153
                                         -----------    -----------

Net income                               $   408,846    $   418,827
                                         ===========    ===========

Average assets (in millions)             $    17,407    $    17,008

WHOLESALE BANKING

Net interest income (TE)                 $   754,943    $   759,117
Provision for loan losses                    251,413        162,651
                                         -----------    -----------

Net interest income after provision          503,530        596,466
Noninterest income                           204,279        228,432
Noninterest expense                          372,118        374,224
                                         -----------    -----------

Income before taxes                          335,691        450,674
Income tax expense and TE adjustment         132,060        169,549
                                         -----------    -----------

Net income                               $   203,631    $   281,125
                                         ===========    ===========

NON-CORE ITEMS (PRETAX)

Principal investment gains (losses)      ($   20,990)   $     1,985
                                         -----------    -----------

Total                                    ($   20,990)   $     1,985
                                         ===========    ===========

NON-CORE ITEMS (AFTER TAX)

Principal investment gains (losses)      ($   13,644)   $     1,291
                                         -----------    -----------

Total                                    ($   13,644)   $     1,291
                                         ===========    ===========

Average assets (in millions)             $    31,215    $    31,716

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                  2002                                            2001
                                                    -----------------------------------     -------------------------------------
                                                    3rd Qtr      2nd Qtr        1st Qtr     4th Qtr       3rd Qtr         2nd Qtr
                                                    -----------------------------------     -------------------------------------
CONSUMER FINANCE
Net interest income (TE) .....................    $ 260,940    $ 241,625     $ 237,964     $ 214,481     $ 201,946     $ 186,481

Provision for loan losses ....................       77,665       68,518        79,176       141,286        52,007       111,314
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Net interest income after provision ..........      183,275      173,107       158,788        73,195       149,939        75,167

Noninterest income ...........................       49,277       74,657        33,701        47,684        29,190        51,704

Noninterest expense ..........................      108,038      148,292       115,241       121,133        96,665       112,106
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Income (loss) before taxes ...................      124,514       99,472        77,248          (254)       82,464        14,765

Income tax expense (benefit) and TE adjustment       49,058       39,192        30,436           (19)       31,000         5,613
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Net income (loss) ............................    $  75,456    $  60,280     $  46,812     ($    235)    $  51,464     $   9,152
                                                  =========    =========     =========     =========     =========     =========
NON-CORE ITEMS (PRETAX)

Auto lease residual charge ...................         --      ($ 37,682)    ($ 13,170)    ($ 13,398)    ($  2,353)    ($ 18,132)

Altegra loan loss provision ..................         --           --            --         (13,096)         --         (55,000)
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Total ........................................         --      ($ 37,682)    ($ 13,170)    ($ 26,494)    ($  2,353)    ($ 73,132)
                                                  =========    =========     =========     =========     =========     =========
NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge ...................         --      ($ 24,493)    ($  8,561)    ($  8,709)    ($  1,529)    ($ 11,786)

Altegra loan loss provision ..................         --           --            --          (8,512)         --         (35,750)
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Total ........................................         --      ($ 24,493)    ($  8,561)    ($ 17,221)    ($  1,529)    ($ 47,536)
                                                  =========    =========     =========     =========     =========     =========
Average assets (in millions) .................    $  24,655    $  23,785     $  23,415     $  22,029     $  21,280     $  20,648

ASSET MANAGEMENT

Net interest income (TE) .....................    $  25,172    $  25,380     $  25,063     $  27,989     $  26,793     $  26,955

Provision for loan losses ....................        1,328        8,863         1,509         1,925           592         2,188
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Net interest income after provision ..........       23,844       16,517        23,554        26,064        26,201        24,767

Noninterest income ...........................       99,808      114,477       104,732        96,953       102,446       111,259

Noninterest expense ..........................       81,206       87,387        84,151        87,799        83,466        83,931
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Income (loss) before taxes ...................       42,446       43,607        44,135        35,218        45,181        52,095

Income tax expense and TE adjustment .........       16,627       17,054        17,282        13,524        17,344        19,921
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Net income ...................................    $  25,819    $  26,553     $  26,853     $  21,694     $  27,837     $  32,174
                                                  =========    =========     =========     =========     =========     =========
Average assets (in millions) .................    $   2,943    $   2,981     $   3,007     $   2,860     $   2,731     $   2,678

                                                     2001                  YTD
                                                   ---------    ----------------------
                                                    1st Qtr         2002         2001
                                                  ---------    -----------------------
CONSUMER FINANCE
Net interest income (TE) .....................    $ 181,558     $ 740,529     $ 569,985

Provision for loan losses ....................       55,168       225,359       218,489
                                                  ---------     ---------     ---------
Net interest income after provision ..........      126,390       515,170       351,496

Noninterest income ...........................       20,994       157,635       101,888

Noninterest expense ..........................      120,120       371,571       328,891
                                                  ---------     ---------     ---------
Income (loss) before taxes ...................       27,264       301,234       124,493

Income tax expense (benefit) and TE adjustment       10,300       118,686        46,913
                                                  ---------     ---------     ---------
Net income (loss) ............................    $  16,964     $ 182,548     $  77,580
                                                  =========     =========     =========
NON-CORE ITEMS (PRETAX)

Auto lease residual charge ...................    ($ 33,500)    ($ 50,852)    ($ 53,985)

Altegra loan loss provision ..................         --            --         (55,000)
                                                  ---------     ---------     ---------
Total ........................................    ($ 33,500)    ($ 50,852)    ($108,985)
                                                  =========     =========     =========
NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge ...................    ($ 21,775)    ($ 33,054)    ($ 35,090)

Altegra loan loss provision ..................         --            --         (35,750)
                                                  ---------     ---------     ---------
Total ........................................    ($ 21,775)    ($ 33,054)    ($ 70,840)
                                                  =========     =========     =========
Average assets (in millions) .................    $  20,197     $  23,956     $  20,712

ASSET MANAGEMENT

Net interest income (TE) .....................    $  28,173     $  75,615     $  81,921

Provision for loan losses ....................          524        11,700         3,304
                                                  ---------     ---------     ---------
Net interest income after provision ..........       27,649        63,915        78,617

Noninterest income ...........................      106,814       319,017       320,519

Noninterest expense ..........................       85,359       252,744       252,756
                                                  ---------     ---------     ---------
Income before taxes ..........................       49,104       130,188       146,380

Income tax expense and TE adjustment .........       18,782        50,963        56,047
                                                  ---------     ---------     ---------
Net income ...................................    $  30,322     $  79,225     $  90,333
                                                  =========     =========     =========
Average assets (in millions)..................    $   2,667     $   2,977     $   2,692

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                  2002                              2001
                                                   ----------------------------------     -----------------------
                                                   3rd Qtr      2nd Qtr       1st Qtr     4th Qtr        3rd Qtr
                                                   ----------------------------------     -----------------------
NATIONAL CITY MORTGAGE
Net interest income (TE) .....................    $ 141,414    $ 129,026     $ 150,715    $ 120,745    $  79,032

Provision for loan losses ....................       14,236          400          --           --           --
                                                  ---------    ---------     ---------    ---------    ---------

Net interest income after provision ..........      127,178      128,626       150,715      120,745       79,032

Noninterest income ...........................      115,624      176,890       135,484      119,139       96,208

Noninterest expense ..........................       98,864      125,289       125,410      125,071       97,170
                                                  ---------    ---------     ---------    ---------    ---------

Income before taxes ..........................      143,938      180,227       160,789      114,813       78,070

Income tax expense and TE adjustment .........       53,308       66,710        59,523       42,614       29,007
                                                  ---------    ---------     ---------    ---------    ---------
Net income ...................................    $  90,630    $ 113,517     $ 101,266    $  72,199    $  49,063
                                                  =========    =========     =========    =========    =========

Average assets (in millions) .................    $  14,145    $  12,463     $  14,995    $  12,828    $   9,893

NATIONAL PROCESSING

Net interest income (TE) .....................    $   1,346    $   1,258     $   1,190    $   1,593    $   1,350

Provision for loan losses ....................         --           --            --           --           --
                                                  ---------    ---------     ---------    ---------    ---------

Net interest income after provision ..........        1,346        1,258         1,190        1,593        1,350

Noninterest income ...........................      114,345      112,493       109,778      122,256      120,373

Noninterest expense ..........................       97,057       91,692        91,503       95,091       97,344
                                                  ---------    ---------     ---------    ---------    ---------

Income before taxes ..........................       18,634       22,059        19,465       28,758       24,379

Income tax expense and TE adjustment .........        5,948        9,861         7,416       10,589        9,344
                                                  ---------    ---------     ---------    ---------    ---------
Net income ...................................    $  12,686    $  12,198     $  12,049    $  18,169    $  15,035
                                                  =========    =========     =========    =========    =========
NON-CORE ITEMS (PRETAX)

Charge related to closing operations in Mexico         --      ($  1,650)         --           --           --

Recovery (loss) on divestiture ...............         --           --            --      $   3,000         --
                                                  ---------    ---------     ---------    ---------    ---------

Total ........................................         --      ($  1,650)         --      $   3,000         --
                                                  =========    =========     =========    =========    =========
NON-CORE ITEMS (AFTER TAX)

Charge related to closing operations in Mexico         --      ($  2,350)         --           --           --

Recovery (loss) on divestiture ...............         --           --            --      $   1,900         --
                                                  ---------    ---------     ---------    ---------    ---------

Total ........................................         --      ($  2,350)         --      $   1,900         --
                                                  =========    =========     =========    =========    =========
Average assets (in millions) .................    $     510    $     453     $     442    $     401    $     420

                                                           2001                                 YTD
                                                        -----------------------       --------------------------
                                                         2nd Qtr        1st Qtr          2002           2001
                                                        -----------------------       --------------------------
NATIONAL CITY MORTGAGE
Net interest income (TE) ..........................     $  44,275      $  12,960      $ 421,155      $ 136,267

Provision for loan losses .........................          --             --           14,636           --
                                                        ---------      ---------      ---------      ---------
Net interest income after provision ...............        44,275         12,960        406,519        136,267

Noninterest income ................................        79,379        120,568        427,998        296,155

Noninterest expense ...............................        78,622         86,113        349,563        261,905
                                                        ---------      ---------      ---------      ---------
Income before taxes ...............................        45,032         47,415        484,954        170,517

Income tax expense and TE adjustment ..............        16,731         17,602        179,541         63,340
                                                        ---------      ---------      ---------      ---------
Net income ........................................     $  28,301      $  29,813      $ 305,413      $ 107,177
                                                        =========      =========      =========      =========
Average assets (in millions) ......................     $   8,418      $   4,778      $  13,904      $   7,715

NATIONAL PROCESSING

Net interest income (TE) ..........................     $   1,948      $   2,359      $   3,794      $   5,657

Provision for loan losses .........................          --             --             --             --
                                                        ---------      ---------      ---------      ---------
Net interest income after provision ...............         1,948          2,359          3,794          5,657

Noninterest income ................................       115,820        106,917        336,616        343,110

Noninterest expense ...............................       101,123         90,624        280,252        289,091
                                                        ---------      ---------      ---------      ---------
Income before taxes ...............................        16,645         18,652         60,158         59,676

Income tax expense and TE adjustment ..............         8,729          7,113         23,225         25,186
                                                        ---------      ---------      ---------      ---------
Net income ........................................     $   7,916      $  11,539      $  36,933      $  34,490
                                                        =========      =========      =========      =========
NON-CORE ITEMS (PRETAX)

Charge related to closing operations in Mexico ....          --             --        ($  1,650)          --

Recovery (loss) on divestiture ....................     ($  6,250)          --             --        ($  6,250)
                                                        ---------      ---------      ---------      ---------

Total .............................................     ($  6,250)          --        ($  1,650)     ($  6,250)
                                                        =========      =========      =========      =========
NON-CORE ITEMS (AFTER TAX)

Charge related to closing operations in Mexico ....          --             --        ($  2,350)          --

Recovery (loss) on divestiture ....................     ($  6,150)          --             --        ($  6,150)
                                                        ---------      ---------      ---------      ---------

Total .............................................     ($  6,150)          --        ($  2,350)     ($  6,150)
                                                        =========      =========      =========      =========
Average assets (in millions) ......................     $     400      $     415      $     467      $     412

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                       2002
                                                       -------------------------------------
                                                         3rd Qtr      2nd Qtr       1st Qtr
                                                       -------------------------------------
PARENT AND OTHER

Net interest expense (TE) .........................    ($ 85,317)    ($ 67,588)    ($ 37,708)

Benefit related to loan losses ....................      (19,773)      (20,422)       (9,070)
                                                       ---------     ---------     ---------
Net interest expense after provision ..............      (65,544)      (47,166)      (28,638)

Noninterest income ................................       21,428        58,399       134,227

Noninterest expense ...............................       64,135       100,641        44,021
                                                       ---------     ---------     ---------
Income (loss) before taxes ........................     (108,251)      (89,408)       61,568

Income tax expense (benefit) and TE adjustment ....      (72,868)      (58,219)       (1,508)
                                                       ---------     ---------     ---------
Net income (loss) .................................    ($ 35,383)    ($ 31,189)    $  63,076
                                                       =========     =========     =========
NON-CORE ITEMS (PRETAX)

COLI tax charge ...................................         --            --            --

Consideration from sale of NAMCO preferred shares .         --       $   5,136          --

Loss on commercial paper conduit consolidation ....     ($15,891)
Minority interest related to NPI (recovery)

    loss on divestiture ...........................         --            --            --

Charitable foundation contribution ................         --         (52,825)         --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................         --             346          --

Bank stock fund gains .............................         --          41,630     $  48,427
                                                       ---------     ---------     ---------
Total .............................................    ($ 15,891)    ($  5,713)    $  48,427
                                                       =========     =========     =========
NON-CORE ITEMS (AFTER TAX)

COLI tax charge ...................................         --            --            --

Consideration from sale of NAMCO preferred shares .         --       $   3,338          --

Loss on commercial paper conduit consolidation ....    ($ 10,329)
Minority interest related to NPI (recovery)

    loss on divestiture ...........................         --            --            --

Charitable foundation contribution ................         --         (34,336)         --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................         --             346          --

Bank stock fund gains .............................         --          32,008     $  31,478
                                                       ---------     ---------     ---------
Total .............................................    ($ 10,329)    $   1,356     $  31,478
                                                       =========     =========     =========
Average assets (in millions) ......................    $  10,358     $  10,023     $  11,088

                                                                       2001
                                                        3rd Qtr       2nd Qtr       1st Qtr
PARENT AND OTHER

Net interest expense (TE) .........................    ($ 49,895)    ($ 63,767)    ($ 68,098)
Benefit related to loan losses ....................      (12,453)      (14,017)       (9,453)
                                                       ---------     ---------     ---------
Net interest expense after provision ..............      (37,442)      (49,750)      (58,645)

Noninterest income ................................       39,751       114,311       123,928

Noninterest expense ...............................       22,740        49,851        22,638
                                                       ---------     ---------    ----------
Income (loss) before taxes ........................      (20,431)       14,710        42,645

Income tax expense (benefit) and TE adjustment ....      (23,838)      (10,507)       39,278
                                                       ---------     ---------     ---------
Net income (loss) .................................    $   3,407     $  25,217     $   3,367
                                                       =========     =========     =========
NON-CORE ITEMS (PRETAX)

COLI tax charge ...................................         --            --       ($ 40,000)

Consideration from sale of NAMCO preferred shares .         --       $  88,775          --

Loss on commercial paper conduit consolidation ....
Minority interest related to NPI (recovery)

    loss on divestiture ...........................         --             831          --

Charitable foundation contribution ................         --            --            --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................         --            --            --

Bank stock fund gains .............................    $  21,099        17,397        84,861
                                                       ---------     ---------     ---------
Total .............................................    $  21,099     $ 107,003     $  44,861
                                                       =========     =========     =========
NON-CORE ITEMS (AFTER TAX)

COLI tax charge ...................................         --            --       ($ 40,000)

Consideration from sale of NAMCO preferred shares .         --       $  57,704          --

Loss on commercial paper conduit consolidation ....
Minority interest related to NPI (recovery)

    loss on divestiture ...........................         --             831          --

Charitable foundation contribution ................         --            --            --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................         --            --            --

Bank stock fund gains .............................    $  13,715        11,309        55,159
                                                       ---------     ---------     ---------
Total .............................................    $  13,715     $  69,844     $  15,159
                                                       =========     =========     =========
Average assets (in millions) ......................    $  10,557     $  10,958     $  11,685

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                2001
                                                             ----------
                                                                4th Qtr
                                                             ----------
PARENT AND OTHER

Net interest expense (TE) .........................          ($ 66,169)

Benefit related to loan losses ....................            (13,129)
                                                             ---------
Net interest expense after provision ..............            (53,040)

Noninterest income ................................             56,547

Noninterest expense ...............................             12,251
                                                             ---------
Income (loss) before taxes ........................             (8,744)

Income tax expense (benefit) and TE adjustment ....            (18,253)
                                                             ---------
Net income (loss) .................................          $   9,509
                                                             =========
NON-CORE ITEMS (PRETAX)

COLI tax charge ...................................               --

Consideration from sale of NAMCO preferred shares .               --

Loss on commercial paper conduit consolidation ....               --
Minority interest related to NPI (recovery)

    loss on divestiture ...........................          ($    273)

Charitable foundation contribution ................               --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................               --

Bank stock fund gains .............................               --
                                                             ---------
Total .............................................          ($    273)
                                                             =========
NON-CORE ITEMS (AFTER TAX)

COLI tax charge ...................................               --

Consideration from sale of NAMCO preferred shares .               --

Loss on commercial paper conduit consolidation ....               --
Minority interest related to NPI (recovery)

    loss on divestiture ...........................          ($    273)

Charitable foundation contribution ................               --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................               --

Bank stock fund gains .............................               --
                                                             ---------
Total .............................................          ($    273)
                                                             =========
Average assets (in millions) ......................          $  10,673

                                                                       YTD
                                                                2002           2001
PARENT AND OTHER

Net interest expense (TE) .........................          ($190,613)    ($181,760)
Benefit related to loan losses ....................            (49,265)      (35,923)
                                                             ---------     ---------
Net interest expense after provision ..............           (141,348)     (145,837)

Noninterest income ................................            214,054       277,990

Noninterest expense ...............................            208,797        95,229
                                                             ---------     ---------
Income (loss) before taxes ........................           (136,091)       36,924

Income tax expense (benefit) and TE adjustment ....           (132,595)        4,933
                                                             ---------     ---------
Net income (loss) .................................          ($  3,496)    $  31,991
                                                             =========     =========
NON-CORE ITEMS (PRETAX)

COLI tax charge ...................................               --       ($ 40,000)

Consideration from sale of NAMCO preferred shares .          $   5,136        88,775

Loss on commercial paper conduit consolidation ....          ($ 15,891)           --
Minority interest related to NPI (recovery)

    loss on divestiture ...........................               --             831

Charitable foundation contribution ................            (52,825)         --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................                346          --

Bank stock fund gains .............................             90,057       123,357
                                                             ---------     ---------
Total .............................................          $  26,823     $ 172,963
                                                             =========     =========
NON-CORE ITEMS (AFTER TAX)

COLI tax charge ...................................               --       ($ 40,000)

Consideration from sale of NAMCO preferred shares .          $   3,338        57,704

Loss on commercial paper conduit consolidation ....          ($ 10,329)         --
Minority interest related to NPI (recovery)

    loss on divestiture ...........................               --             831

Charitable foundation contribution ................            (34,336)         --
Minority interest related to NPI charge for closing

    operations in Mexico ..........................                346          --

Bank stock fund gains .............................             63,486        80,183
                                                             ---------     ---------
Total .............................................          $  22,505     $  98,718
                                                             =========     =========
Average assets (in millions) ......................          $  10,449     $  11,063

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


                                                                                2002                            2001
                                                         --------------------------------------------     --------------
                                                             3rd Qtr          2nd Qtr         1st Qtr         4th Qtr
                                                         --------------------------------------------     --------------
CONSOLIDATED

Net interest income (TE)                                  $   978,851     $   970,357     $ 1,005,350     $   952,701
Provision for loan losses                                     169,164         165,476         188,640         209,000
                                                         --------------------------------------------     ------------

Net interest income after provision                           809,687         804,881         816,710         743,701
Noninterest income                                            620,787         773,324         744,393         673,817
Noninterest expense                                           870,176         973,922         874,889         884,315
                                                         --------------------------------------------     ------------

Income before taxes                                           560,298         604,283         686,214         533,203
Income tax expense and TE adjustment                          186,111         211,501         240,083         186,618
                                                         --------------------------------------------     ------------
Net income                                                $   374,187     $   392,782     $   446,131     $   346,585
                                                         ============================================     ============


NON-CORE ITEMS (PRETAX)
Auto lease residual charge                                         --     ($   37,682)    ($   13,170)    ($   13,398)
COLI tax charge                                                    --              --              --              --
Principal investment gains (losses)                       ($   17,223)         (1,860)         (1,907)         (3,841)
Altegra loan loss provision                                        --              --              --         (13,096)
Consideration from sale of NAMCO preferred shares                  --           5,136              --              --
Loss on commercial paper conduit consolidation                (15,891)                             --
NPI (loss) recovery on divestiture, net                            --              --              --           2,727
Charitable foundation contribution                                 --         (52,825)             --              --
NPI charge related to closing operations in                        --
    Mexico, net                                                    --          (1,304)             --              --
Bank stock fund gains                                              --          41,630          48,427              --
                                                         --------------------------------------------     --------------
Total                                                     ($   33,114)    ($   46,905)    $    33,350     ($   27,608)
                                                         ============================================     ============

NON-CORE ITEMS (AFTER TAX)
Auto lease residual charge                                         --     ($   24,493)    ($    8,561)    ($    8,709)
COLI tax charge                                                    --              --              --              --
Principal investment gains (losses)                       ($   11,196)         (1,209)         (1,239)         (2,497)
Altegra loan loss provision                                        --              --              --          (8,512)
Consideration from sale of NAMCO preferred shares                  --           3,338              --              --
Loss on commercial paper conduit consolidation                (10,329)                             --
NPI (loss) recovery on divestiture, net                            --              --              --           1,627
Charitable foundation contribution                                 --         (34,336)             --              --
NPI charge related to closing operations in
    Mexico, net                                                    --          (2,004)             --              --
Bank stock fund gains                                              --          32,008          31,478              --
                                                         --------------------------------------------     --------------

Total                                                     ($   21,525)    ($   26,696)    $    21,678     ($   18,091)
                                                         ============================================     ============




Average assets (in millions)                              $   101,107     $    97,921     $   102,108     $    98,428


                                                                           2001                                   YTD
                                                       -------------------------------------------     ---------------------------
                                                          3rd Qtr        2nd Qtr         1st Qtr          2002              2001


CONSOLIDATED

Net interest income (TE)                               $   905,310     $   834,956     $   779,228     $ 2,954,558     $ 2,519,494
Provision for loan losses                                  160,000         152,923          83,372         523,280         396,295
                                                       -------------------------------------------     ---------------------------



Net interest income after provision                        745,310         682,033         695,856       2,431,278       2,123,199
Noninterest income                                         618,485         698,851         686,670       2,138,504       2,004,006
Noninterest expense                                        815,462         840,102         804,997       2,718,987       2,460,561
                                                       -------------------------------------------     ---------------------------

Income before taxes                                        548,333         540,782         577,529       1,850,795       1,666,644
Income tax expense and TE adjustment                       191,715         191,280         242,126         637,695         625,121
                                                       -------------------------------------------     ---------------------------

Net income                                             $   356,618     $   349,502     $   335,403     $ 1,213,100     $ 1,041,523
                                                       ===========================================     ===========================

NON-CORE ITEMS (PRETAX)
Auto lease residual charge                             ($    2,353)    ($   18,132)    ($   33,500)    ($   50,852)    ($   53,985)
COLI tax charge                                                 --              --         (40,000)             --         (40,000)
Principal investment gains (losses)                         (5,756)          7,340             401         (20,990)          1,985
Altegra loan loss provision                                     --         (55,000)             --              --         (55,000)
Consideration from sale of NAMCO preferred shares               --          88,775              --           5,136          88,775
Loss on commercial paper conduit consolidation                                                             (15,891)             --
NPI (loss) recovery on divestiture, net                         --          (5,419)             --              --          (5,419)
Charitable foundation contribution                              --              --              --         (52,825)             --
NPI charge related to closing operations in
    Mexico, net                                                 --              --              --          (1,304)             --
Bank stock fund gains                                       21,099          17,397          84,861          90,057         123,357
                                                       -------------------------------------------     ---------------------------

Total                                                  $    12,990     $    34,961     $    11,762     ($   46,669)    $    59,713
                                                       ===========================================     ===========================

NON-CORE ITEMS (AFTER TAX)
Auto lease residual charge                             ($    1,529)    ($   11,786)    ($   21,775)    ($   33,054)    ($   35,090)
COLI tax charge                                                 --              --         (40,000)             --         (40,000)
Principal investment gains (losses)                         (3,741)          4,771             261         (13,644)          1,291
Altegra loan loss provision                                     --         (35,750)             --              --         (35,750)
Consideration from sale of NAMCO preferred shares               --          57,704              --           3,338          57,704
Loss on commercial paper conduit consolidation                                                             (10,329)             --
NPI (loss) recovery on divestiture, net                         --          (5,319)             --              --          (5,319)
Charitable foundation contribution                              --              --              --         (34,336)             --
NPI charge related to closing operations in
    Mexico, net                                                 --              --              --          (2,004)             --
Bank stock fund gains                                       13,715          11,309          55,159          63,486          80,183
                                                       -------------------------------------------     ---------------------------

Total                                                  $     8,445     $    20,929     ($    6,355)    ($   26,543)    $    23,019
                                                       ===========================================     ===========================



Average assets (in millions)                           $    94,333     $    91,936     $    87,611     $   100,375     $    91,318


                                                                              27